Fidelity Aberdeen Street Trust
(formerly Fidelity Institutional Investors Trust)
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-43529) UNDER THE  SECURITIES ACT OF 1933
 Pre-Effective Amendment No.           [ ]
 Post-Effective Amendment No. 18   [x]
and
REGISTRATION STATEMENT (No. 811-6448) UNDER THE INVESTMENT COMPANY ACT OF
1940
 Amendment No. 18    [x]
Fidelity Aberdeen Street Trust

(Exact Name of Registrant as Specified in Trust Instrument)
1201 N. Market Street, P.O. Box 1347
Wilmington, DE  19899-1347
(Address Of Principal Executive Office)
Registrant's Telephone Number:  (617) 570-7000
Siobhan Perkins
Morris, Nichols, Arsht & Tunnell
1201 N. Market Street, P.O. Box 1347
Wilmington, DE  19899-1347
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

(  ) immediately upon filing pursuant to paragraph (b)
(X) on October 11, 1996 pursuant to paragraph (b)
(  ) 60 days after filing pursuant to paragraph (a)(i)
(  ) on (date) pursuant to paragraph (a)(i)
(  ) 75 days after filing pursuant to paragraph (a)(ii)
(  ) on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the notice required by such Rule on or before May 29, 1997.
FIDELITY ABERDEEN STREET TRUST
(FORMERLY FIDELITY INSTITUTIONAL INVESTORS TRUST)
FIDELITY FREEDOM FUNDS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; Who May Want to Invest

3     a      ..............................   *

      b      ..............................   *

      c, d   ..............................   *

4     a      i.............................   Charter

             ii...........................    Investment Principles and Risks

      b      ..............................   Investment Principles and Risks

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks

5     a      ..............................   Charter

      b      i.............................   Charter; Doing Business with Fidelity

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Charter

      f      ..............................   Expenses; Breakdown of Expenses

      g      i.............................   Charter
             .

             ii............................   *
             ..

5     A      ..............................   *

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    Charter

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
                                              How to Sell Shares; Investor Services

      h      ..............................   *

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of
the funds' Statement of Additional Information (SAI) dated    October
11    , 1996. The SAI has been filed with the Securities and Exchange
Commission (SEC) and    is available along with other related materials on
the SEC's Internet Web site (http://www.sec.gov). The SAI     is
incorporated herein by reference (legally forms a part of the prospectus). For a free copy, call Fidelity at 1-800-544-8888.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
FF-pro-   10    96
Funds of Fidelity    Aberdeen Street     Trust
FIDELITY
FREEDOM FUNDS(trademark)
PROSPECTUS
Fidelity Freedom 2000 Fund(trademark), Fidelity Freedom 2010 Fund(trademark), Fidelity Freedom 2020 Fund(trademark), and Fidelity
Freedom 2030        Fund(trademark)each seek   s     high total return.
Fidelity Freedom Income Fund(trademark) seeks high current income and, as a secondary objective, capital appreciation. Each fund seeks to achieve its
objective by allocating its assets among    other     Fidelity mutual
funds, and, with the exception of Fidelity Freedom Income Fund(trademark), by adopting a more conservative target asset allocation over time.
FIDELITY FREEDOM INCOME FUND(trademark)
FIDELITY FREEDOM 2000 FUND(trademark)
FIDELITY FREEDOM 2010 FUND(trademark)
FIDELITY FREEDOM 2020 FUND(trademark)
FIDELITY FREEDOM 2030 FUND(trademark)
PROSPECTUS
   OCTOBER 11, 1996    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Each Freedom Fund's yearly operating
                                         expenses.

                                         PERFORMANCE

THE FUNDS IN DETAIL                      CHARTER How each Freedom Fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each    Freedom
                                            F    und's overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             DOING BUSINESS WITH FIDELITY

                                         TYPES OF ACCOUNTS Different ways to set up your
                                         account, including tax-sheltered retirement plans.

                                         HOW TO BUY SHARES Opening an account and making additional investments.

                                         HOW TO SELL SHARES Taking money out and closing
                                         your account.

                                         INVESTOR SERVICES Services to help you manage
                                         your account.

SHAREHOLDER AND ACCOUNT POLICIES         COMBINATION WITH FREEDOM INCOME FUND

                                         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and
                                         the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS


   KEY FACTS


WHO MAY WANT TO INVEST
Fidelity Freedom 2000 Fund(trademark) (Freedom 2000), Fidelity Freedom 2010 Fund(trademark) (Freedom 2010), Fidelity Freedom 2020 Fund(trademark)
(Freedom 2020), and Fidelity Freedom 2030        Fund(trademark) (Freedom
2030)    are referred to     collectively    as     the "Freedom Funds with
target retirement dates   .    "    Each of these funds     is    designed
for long-term investors seeking high total return through a single investment with an asset allocation strategy that becomes increasingly conservative over time, reflecting an investor's changing financial needs as he or she becomes older. Each fund's name refers to the approximate retirement year of the investors for whom the fund's asset allocation strategy is designed. That is, Freedom 2000 is designed for investors planning to retire around the year 2000 (approximately three years from now); Freedom 2010 is designed for investors planning to retire around the year 2010 (approximately 13 years from now); and so on.
Freedom Income Fund is designed for investors seeking high current income
   and, secondarily,     capital appreciation    during their retirement
years.
Each Freedom Fund seeks to achieve its investment objective by investing in a combination of Fidelity equity, fixed-income, and money market funds (underlying Fidelity funds). The performance of each Freedom Fund depends on the performance of the underlying Fidelity funds in which it invests. The performance of the underlying Fidelity funds, in turn, depends on the performance of the stock, bond, and money markets in the U.S. and abroad. The value of each Freedom Fund will vary from day to day, reflecting changes in these markets and in the values of the underlying Fidelity funds. When you sell your Freedom Fund shares, they may be worth more or less than what you paid for them.
The Freedom Funds are designed to provide moderate asset allocation programs for investors progressing through their work and retirement years. No one fund, however, can provide an appropriate balanced investment program for all investors and you should evaluate the Freedom Funds in the context of your overall financial situation, investment goals, and other retirement investments. If you consider yourself an especially aggressive or conservative investor, you may want to add other investments to your retirement portfolio to achieve the balance that is best for you. INVESTMENT PROGRAM
   Each Freedom Fund seeks to achieve its investment objective by
allocating its assets among underlying Fidelity     funds. The
   underlying Fidelity funds     fall into three broad investment
categories: equity    (stock)     funds, fixed-income    (bond)     funds,
and money market funds.    For additional information about the underlying
Fidelity funds, refer to "Securities and Investment Practices of the Freedom Funds" beginning on page .
For each Freedom Fund with a target retirement date, the percentage of assets invested in each of these categories depends on the number of years remaining until that fund's target retirement year. For example, Freedom 2030, whose target retirement year is more than 30 years away, will start with a relatively aggressive target asset allocation, with a substantial investment in equity funds and a modest investment in fixed-income funds. By contrast, Freedom 2000, whose target retirement year is approximately three years away, will start with a relatively conservative target asset allocation, investing less than half of its assets in equity funds and the majority of its assets in fixed-income and money market funds.

FIDELITY FREEDOM 2030 FUND(TRADEMARK)





 Equity
Funds 85%
 Fixed-Income
Funds 15%
Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 85.0
Row: 1, Col: 3, Value: 15.0

 Money Market
Funds 0%
FIDELITY FREEDOM 2020 FUND(TRADEMARK)





 Equity
Funds 8   3    %
 Fixed-Income
Funds 17%
Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 83.0
Row: 1, Col: 3, Value: 17.0

 Money Market
Funds 0%
FIDELITY FREEDOM 2010 FUND(TRADEMARK)





 Equity
Funds    69    %
 Fixed-Income
Funds 3   1    %
Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 69.0
Row: 1, Col: 3, Value: 31.0

 Money Market
Funds 0%
FIDELITY FREEDOM 2000 FUND(TRADEMARK)





 Equity
Funds 4   3    %
 Fixed-Income
Funds 45%
Row: 1, Col: 1, Value: 12.0
Row: 1, Col: 2, Value: 43.0
Row: 1, Col: 3, Value: 45.0

 Money Market
Funds 1   2    %
FIDELITY FREEDOM INCOME FUND(TRADEMARK)





 Equity
Funds 20%
 Fixed-Income
Funds 40%
Row: 1, Col: 1, Value: 40.0
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 40.0

 Money Market
Funds 40%
   The Freedom Funds with target retirement dates do not mature or terminate when they reach their target retirement years. Instead, each of these funds continues to invest according to an asset allocation strategy that becomes increasingly conservative over time until the fund's target allocation matches Freedom Income Fund's target allocation. At that time, approximately five to ten years after a fund's target retirement date, it is expected that the fund will be combined with Freedom Income Fund and the fund's shareholders will become shareholders of Freedom Income Fund. For additional information, refer to "Combination with Freedom Income Fund" on page .
The charts on the left illustrate the target asset allocation of each Freedom Fund as of October 11, 1996.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, exchange, or hold shares of a Freedom Fund.
Maximum sales charge on purchases    None
and reinvested distributions

Maximum deferred sales charge   None

Redemption fee                   None

Exchange fee                     None

Annual account maintenance fee   $12.0
(for accounts under $2,500)      0

ANNUAL OPERATING EXPENSES are paid out of each Freedom Fund's assets. Each Freedom Fund pays a management fee to Strategic Advisers, Inc.
(Strategic Advisers),     an affiliate of    Fidelity Management & Research
Company (FMR)    . Strategic Advisers is responsible for the payment of all other Freedom Fund expenses with certain limited exceptions.
Each Freedom Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following    figures     are based on estimated expenses and are
calculated as a percentage of average net assets    of each Freedom
Fund.
FIDELITY FREEDOM INCOME FUND(TRADEMARK)



Management fee   0.10%

12b-1 fee (Distribution Fee)   None

Other expenses                0.00%

Total operating expenses   0.10%

FIDELITY FREEDOM 2000 FUND(TRADEMARK)



Management fee   0.10%

12b-1 fee (Distribution Fee)   None

Other expenses                0.00%

Total operating expenses   0.10%

FIDELITY FREEDOM 2010 FUND(TRADEMARK)



Management fee   0.10%

12b-1 fee (Distribution Fee)   None

Other expenses                0.00%

Total operating expenses   0.10%

FIDELITY FREEDOM 2020 FUND(TRADEMARK)



Management fee   0.10%

12b-1 fee (Distribution Fee)   None

Other expenses                0.00%

Total operating expenses   0.10%

FIDELITY FREEDOM 2030 FUND(TRADEMARK)



Management fee   0.10%

12b-1 fee (Distribution Fee)   None

Other expenses                0.00%

Total operating expenses   0.10%


A Freedom Fund will    not incur any sales charges when it invests in
underlying Fidelity funds, but it may incur exchange or redemption fees, if applicable. Such charges and fees may or may not have been incurred if a shareholder had invested directly in the underlying Fidelity funds.
In addition to the estimated expenses shown above,     each Freedom
Fund   , as a shareholder in an underlying Fidelity fund,     will
indirectly bear its pro rata share of the fees and expenses incurred by the
   underlying Fidelity fund,     and each Freedom Fund's investment return
will be net of    underlying Fidelity fund     expenses. The chart    on
the following page     provides the    total operating     expense ratios
for the underlying Fidelity funds   .
The following figures are based on historical expenses for each underlying Fidelity fund's most recently reported fiscal year end and are
calculated     as a percentage of average net assets    of each underlying
Fidelity fund    .    Where appropriate, expense ratios are adjusted to
reflect current fees.

Underlying Fidelity Funds                                                  Expense
                                                                           Ratio

Fidelity Blue Chip Growth Fund                                             0.95%

Fidelity Capital & Income Fund                                             0.98%

Fidelity Disciplined Equity Fund                                           0.93%

Fidelity Diversified International Fund                                    1.12%

Fidelity Equity   -    Income Fund                                         0.67%

Fidelity Europe Fund                                                       1.18%

Fidelity Fund                                                              0.60%

Fidelity Government Securities Fund                                        0.71%

   Fidelity Growth & Income Portfolio                                      0.74%

Fidelity Growth Company Fund                                               0.95%

Fidelity Intermediate Bond Fund                                            0.71%

Fidelity Investment Grade Bond Fund                                        0.76%

Fidelity Japan Fund                                                        1.15%

   Fidelity Money Market Trust: Retirement Money Market Portfolio          0.42%

Fidelity OTC Portfolio                                                     0.82%

Fidelity Overseas Fund                                                     1.05%

Fidelity Southeast Asia Fund                                               1.10%


Based on the    estimated expense ratio of each Freedom Fund plus     a
weighted average of the expense ratios of the u   nderlying Fidelity
funds     in which each Freedom Fund currently expect   s     to invest,
the    total operating     expenses of    each     Freedom Fund
   (calculated as a percentage of average net assets)     are estimated to
be as follows: Freedom Income:    0.72%    ; Freedom 2000:    0.85%    ;
Freedom 2010:    0.93%    ; Freedom 2020:    0.95%    ; and Freedom 2030:
   0.97%    .    These expense ratios may be higher or lower depending on
the allocation of a Freedom Fund's assets among the underlying Fidelity funds, and the actual expenses of the underlying Fidelity funds.
EXPENSE TABLE EXAMPLE:    Based on each Freedom Fund's estimated total
operating expenses in the preceding paragraph, y    ou would pay the
following expenses on a $1,000 investment, assuming a 5% annual return and full redemption at the end of each time period:
                 1             3
                 Year          Years

Freedom Income   $    7        $    23

Freedom 2000     $    9        $    27

Freedom 2010     $    10       $    30

Freedom 2020     $    10       $    30

Freedom 2030     $    10       $    31

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN    or
    YIELD.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
Each Freedom Fund may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a Freedom Fund's moving average.
Historical performance for each    u    nderlying Fidelity    f    und is
included in the Freedom Funds' SAI.    The Freedom Funds' recent
strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each Freedom Fund is a diversified
fund of Fidelity    Aberdeen Street     Trust, an open-end management
investment company organized as a Delaware business trust on January 29,
1992.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the Freedom Funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees serve as trustees of other Fidelity funds, including the underlying Fidelity funds, but otherwise are not affiliated with
Fidelity    .
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting
card and information about the proposals to be voted on.    Y    ou are
entitled to    one vote for each share you own.
STRATEGIC ADVISERS AND ITS AFFILIATES
The Freedom Funds are managed by Strategic Advisers, which administers the
asset allocation program for each    Freedom     Fund and handles its
business affairs. Strategic Advisers has its principal address at 82 Devonshire Street, Boston, Massachusetts 02109.
Strategic Advisers has five    separate business units     and also markets
a financial software product. Three of these    units     provide
discretionary investment services to specific types of investors.
   The     fourth    unit     offers a variety of publications concerning
investments and personal finance   , and the     fifth    unit     is
responsible for managing the Freedom Funds. Strategic Advisers has no previous experience managing mutual funds.
The    underlying Fidelity funds     are managed by FMR, which chooses
their investments and handles their business affairs.    FMR chooses
investments with the assistance of foreign affiliates for all underlying Fidelity funds except Fidelity Government Securities Fund and Fidelity Money Market Trust: Retirement Money Market Portfolio.
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of
financial services and products.    V    arious Fidelity companies perform
activities required for    the Freedom Funds'     operation.
Ren Cheng is co-portfolio manager of the Freedom Funds   ,     which he has
managed    since their inception    . He is also manager of    asset
allocation portfolios     for Fidelity Management Trust Company, which he
has managed since    he joined Fidelity in     1994. Previously, Mr. Cheng
was a senior portfolio manager for Putnam Investments from 1985 to 1993.
Scott Stewart is co-portfolio manager of the Freedom Funds   ,     which he
has managed since    their inception. He     is    also     manager of
Fidelity Fifty, which he has managed since    its inception in
    1993   ,     group leader of    the     Structured Investments    Group
for FMR, and manager of portfolios for Fidelity Management Trust
Company    . Mr. Stewart joined Fidelity in 1987.
Fidelity investment personnel may invest in securities for their own
account   s     pursuant to a code of ethics that establishes procedures
for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for each Freedom Fund. FMR Corp. is the ultimate parent company of Strategic Advisers and
    FMR. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
INVESTMENT PRINCIPLES AND RISKS
EACH    FREEDOM     FUND'S INVESTMENT APPROACH
   Each Freedom Fund seeks to achieve its investment objective by investing in a combination of equity, fixed-income, and money market underlying Fidelity funds. The primary difference among the Freedom Funds is their asset allocations among these investment categories.
Freedom Income Fund seeks high current income and, as        a
    secondary objective, capital appreciation.    Strategic Advisers
allocates the fund's assets according to a stable asset allocation target that emphasizes fixed-income and money market funds and also includes a small amount of equity funds.
Each Freedom Fund with a target retirement date seeks high total return.
    Strategic Advisers allocates    each of these fund's     assets among
underlying Fidelity funds according to    an asset allocation strategy that
becomes increasingly conservative over time. When a fund's asset allocation target matches Freedom Income Fund's target (approximately five to ten years after the fund's target retirement date), it is expected that the fund will be combined with Freedom Income Fund.
The target asset allocation strategy for each Freedom Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative. In general, Strategic Advisers intends to manage each Freedom Fund according to its target asset allocation strategy, and does not intend to trade actively among underlying Fidelity funds or attempt to capture short-term market opportunities. However, Strategic Advisers reserves the right to modify the target asset allocation strategy for any Freedom Fund and to modify the selection of underlying Fidelity funds for any Freedom Fund from time to time.
T    he ability of each Freedom Fund to meet its investment objective is
directly related to its target asset allocation among    underlying
Fidelity funds     and the ability of those funds to meet their investment
objectives. Although the    underlying Fidelity funds     are categorized
generally as equity, fixed-income   ,     and money market funds, many of
the underlying Fidelity funds may invest in a mix of stocks, bonds, and other securities.
The table below    lists     the    underlying Fidelity funds     in which
   the     Freedom Fund   s currently     may invest and the    approximate
    percentage of assets that each Freedom Fund expects to allocate to each
underlying Fidelity fund    as of October 11, 1996. Strategic Advisers may
change these percentages over time.     For a brief description of each
   underlying Fidelity fund    , refer to "Descriptions of Underlying
Fidelity Funds," beginning on page .
   Strategic Advisers normally invests each Freedom Fund's assets according
to its target asset allocation strategy.     Each Freedom Fund reserves the
right to invest in futures contracts or other derivatives as a way of
managing its asset allocation on a temporary basis   , and to invest
without limitation in Fidelity Money Market Trust: Retirement Money Market Portfolio for temporary, defensive purposes. Each Freedom Fund also reserves the right to invest directly in other types of securities.



Fund Categories      Freedo                  Freed                   Freed                   Freed                   Freed
                     m                       om                      om                      om                      om
                     Income                  2000                    2010                    2020                    2030

EQUITY FUNDS

Fidelity Blue Chip
Growth Fund               3%                      6%                      9%                      10%                     10%

Fidelity Disciplined
Equity Fund               3%                      6%                      9%                      10%                     10%

Fidelity Diversified
International Fund        0%                      1%                      2%                      3%                      4%

Fidelity Equity   -
Income Fund               3%                      6%                      9%                      10%                     10%

Fidelity Europe Fund      0%                      1%                      2%                      3%                      4%

Fidelity Fund             3%                      6%                      9%                      10%                     10%

   Fidelity Growth &
Income Portfolio          3%                      6%                      9%                      10%                     10%

Fidelity Growth
Company Fund              3%                      6%                      9%                      10%                     10%

Fidelity Japan Fund       0%                      1%                      2%                      3%                      3%

Fidelity OTC Portfolio     2%                     4%                      6%                      7%                      7%

Fidelity Overseas Fund     0%                     1%                      2%                      3%                      4%

Fidelity Southeast
Asia Fund                 0%                      <1%                     <1%                     1%                      1%

FIXED-INCOME FUNDS

Fidelity Capital &
Income Fund               0%                      4%                      7%                      8%                      10%

Fidelity Government
Securities Fund           15%                     15%                     9%                      4%                      2%

   Fidelity Intermediate
Bond Fund                 10%                     10%                     6%                      2%                      1%

Fidelity Investment
Grade Bond Fund           15%                     15%                     9%                      4%                      2%

MONEY MARKET FUND

Fidelity    Money
Market Trust:     Retirement
Money Market              40%                     12%                     0%                      0%                      0%
Portfolio

   Note: The allocation percentages may not add to 100% due to rounding.


The chart below illustrates the Freedom Funds' current target asset allocations among equity, fixed-income, and money market funds. The chart
also illustrates how the   se     allocations    may     change over
time   .     The    Freedom     Funds'    future     target asset
allocations may differ from this approximate illustration.
DESCRIPTION OF CHART WHICH APPEARS ON PAGE 11 OF THE FIDELITY FREEDOM FUNDS' PROSPECTUS:
The chart is a rectangular box. The x-axis (the bottom of the box) charts, from left to right, years to retirement and years after retirement in five-year intervals, counting down from 40 years to retirement, reaching retirement, and then counting up to 15 years after retirement. Immediately below and parallel to the x-axis is a straight line with an arrow at each end. A perpendicular line crosses the line at retirement and the word "Retirement" appears below the perpendicular line. The words "Years to Retirement" appear below the parallel line to the left of the perpendicular line, and the words "Years after Retirement" appear below the parallel line to the right of the perpendicular line. The y-axis (the left side of the box) is marked in ten percentage point intervals up from 0% to 100% to indicate the percentage of assets allocated to equity, fixed-income, and money market funds.
The Freedom Funds are positioned along the top of the box at 33, 23, 13, and three years to retirement for Freedom 2030 Fund, Freedom 2020 Fund, Freedom 2010 Fund, and Freedom 2000 Fund, respectively. Freedom Income Fund is positioned at the top of the box at seven years after retirement. Each Fund's position is indicated with a downward pointing solid triangle. Inside the box are vertical lines (from the top of the box to the bottom of the box) at each of the five-year intervals marked on the x-axis. Also inside the box, directly below each Fund's position, are data points that indicate the current target asset allocation for that Fund. The first set of data points is charted at 85%, 83%, 69%, 43%, and 20% for Freedom 2030 Fund, Freedom 2020 Fund, Freedom 2010 Fund, Freedom 2000 Fund, and Freedom Income Fund, respectively. The second set of data points is charted at 100%, 88%, and 60% for Freedom 2010 Fund, Freedom 2000 Fund, and Freedom Income Fund, respectively. The data points are indicated by a solid circle.
The data points in each set are connected by a dotted line. The area on the chart from the x-axis up to the dotted line connecting the first set of data points (the "first dotted line") represents the percentage allocation in equity funds. The words "Equity Funds" appear in this area. The area on the chart from the first dotted line up to the dotted line that connects the second set of data points (the "second dotted line") represents the percentage allocation in fixed-income funds. The words "Fixed-Income Funds" appear in this area. The area on the chart from the second dotted line up to the top of the chart represents the percentage allocation in money market funds. The words "Money Market Funds" appear in this area. THE FUNDS IN DETAIL




SECURITIES AND INVESTMENT PRACTICES    OF THE FREEDOM FUNDS
The following pages contain    more detailed information about     each
   underlying Fidelity fund and other types of instruments in which a
Freedom Fund may invest    , strategies Strategic Advisers may employ in
pursuit of    a     Freedom Fund's investment objective, and a summary of
related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each Freedom Fund's limitations and
more detailed information about    the underlying Fidelity
fund    s   '     investments are contained in the Freedom Funds' SAI.
Policies and limitations are considered at the time of purchase; the sale
of    underlying Fidelity fund shares or other instruments     is    not
    required in the event of a        subsequent change in circumstances.
Strategic Advisers may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a Freedom Fund's investment objective and policies and that doing so will help
   the     Freedom Fund achieve its goal. Fund holdings and    recent
    investment strategies        are detailed in each    Freedom F    und's
financial reports, which are sent to shareholders twice a year. For a free
SAI or financial report,    call Fidelity at 1-800-544-8888.
DESCRIPTIONS OF UNDERLYING FIDELITY FUNDS
   The following descriptions summarize the investment policies of the
underlying Fidelity funds.     For more information about an    underlying
Fidelity fund    ,    call Fidelity at 1-800-544-8888.
FIDELITY BLUE CHIP GROWTH FUND is an equity fund that seeks growth of
capital over the long   -    term by investing primarily in a diversified
portfolio of common stocks of well-known and established companies. FMR normally invests at least 65% of the fund's total assets in the common stock of blue chip companies. FMR defines blue chip companies to include those with a market capitalization of at least $200 million if the company's stock is included in the Standard & Poor's 500 Index (S&P 500) or the Dow Jones Industrial Average, or $1 billion if not included in either index. Blue chip companies typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. Companies that demonstrate the potential to become blue chip companies in the future may also be selected by FMR for the fund's investments.
When choosing the fund's domestic or foreign investments, FMR seeks companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P 500. This method of selecting stocks is based on the belief that growth in a company's earnings will eventually translate into growth in the price of its stock. FMR looks at strong market sectors and then identifies those companies that offer the most attractive values based on earnings prospects. The fund's sector emphasis may shift based on changes in the sectors' earnings outlook. FIDELITY CAPITAL & INCOME FUND is a fixed-income fund that seeks income and
capital growth by investing primarily in debt instruments   , convertible
securities,     and common and preferred stocks. The fund has broad
flexibility to pursue its goal by investing in instruments of any type or quality, but FMR expects to invest the majority of the fund's assets in debt instruments and convertible securities, with particular emphasis on lower-quality securities. Many of these securities present the risk of default or may be in default.
   In pursuit of its goal, the fund may invest in the equity and debt securities of domestic and foreign companies whose financial condition is perceived to be troubled or uncertain. These companies may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. These investments may be considered speculative and may present substantial potential for loss as well as gain. As a result, the fund's share price may be particularly volatile.
The fund's success depends on FMR's financial analysis and research, and its ability to identify undervalued investments in the market. FMR's analysis focuses on a company's relative values and its potential success in light of its current financial situation, its industry position, economic conditions, and interest rate trends. FMR also evaluates the probable outcome of any pending restructurings and any legal or regulatory risks. Because of the fund's investment strategy, its performance is especially affected by individual company news.
FIDELITY DISCIPLINED EQUITY FUND is an equity fund that seeks capital growth by investing primarily in a broadly diversified portfolio of
   domestic     common stocks. FMR normally invests at least 65% of the
fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in all types of domestic and foreign
   securities    .
The fund invests in securities that FMR determines are undervalued compared to industry norms. Using a highly disciplined approach to help identify these instruments and focusing on domestic companies with market capitalization of $100 million or more, FMR hopes to generate more capital growth than that of the S&P 500 while maintaining similar industry diversification.
The disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. FMR's computer model systematically reviews thousands of stocks, using historical earnings, dividend yield, earnings per share, and many other factors. Then, potential investments are analyzed further using fundamental criteria, such as the company's growth potential and estimates of current earnings.
FIDELITY DIVERSIFIED INTERNATIONAL FUND is an equity fund that seeks capital growth by investing primarily in equity securities of companies located anywhere outside the U.S. The fund normally invests in equity securities of companies from at least three countries outside of the U.S. The fund expects to invest most of its assets in equity securities, but may also invest in debt securities of any quality.
The fund invests in securities that FMR determines are undervalued compared to industry norms within their countries. Using a highly disciplined approach to help identify these instruments and focusing on companies with market capitalizations of $100 million or more, FMR hopes to generate more capital growth than that of the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index) (GDP-weighted).
   The disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. FMR's computer model systematically reviews thousands of stocks, using historical earnings, dividend yield, earnings per share, and many other factors. Then, potential investments are analyzed further using fundamental criteria, such as the company's growth potential and estimates of current earnings.
FIDELITY EQUITY   -    INCOME FUND is an equity fund that seeks reasonable
income by investing primarily in income-producing equity securities. FMR
normally invests at least 65% of the fund's total assets in    these
securities. The fund has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund does not expect to invest in debt
securities of companies that do not have proven earnings or credit   . When
choosing the fund's investments, FMR also considers the potential for
capital appreciation    .
FIDELITY EUROPE FUND is an equity fund that seeks growth of capital over
the long term    by     inves   ting     in securities of issuers that have
their principal activities in Western Europe. FMR normally invests at least 65% of the fund's total assets in these securities. Western European countries include Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The fund may also invest in Eastern Europe. FMR expects that the fund will normally invest in at least three different countries, although it may invest all of its assets in a single country. The fund's performance is closely tied to economic and political conditions within Europe. Some European countries, particularly those in Eastern Europe, have less stable economies than those
in Western Europe. M   ost     of Europe remains in a recession. The
movement of many Eastern European countries toward market economies, and the movement toward a unified common market may significantly affect European economies and markets. Eastern European countries are considered emerging markets.
   FIDELITY FUND is an equity fund that seeks long-term capital growth by investing mainly in common stocks and securities convertible into common stocks. In pursuit of a current return, the fund invests in some securities for their income characteristics. This two-fold approach, which may limit the fund's growth potential, leads to investments in a broad range of domestic and foreign equity and debt securities.
FIDELITY GOVERNMENT SECURITIES FUND is a fixed-income fund that seeks as high a level of current income as is consistent with preservation of principal by investing in U.S. Government securities. Under normal conditions, the fund will invest at least 65% of its total assets in U.S. Government securities. The fund invests so that the interest from its security holdings is free from state and local taxes. Although the fund does not maintain an average maturity within a specific range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities of five to twelve years.
The fund may invest in other instruments which may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.
As of September 30, 1996, the fund's dollar-weighted average maturity was
8.2 years. (In determining a security's maturity for purposes of calculating the fund's maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.)
FIDELITY GROWTH & INCOME PORTFOLIO is an equity fund that seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.
FIDELITY GROWTH COMPANY FUND is an equity fund that seeks capital
appreciation    b    y inves   ting primarily     in common stock   s
and securities convertible into common stock of companies that FMR
   believes have     above-average growth    potential    .
Growth may be measured by factors such as earnings or gross sales. In selecting investments for the fund, FMR will tend to focus on smaller, lesser known companies in new and emerging areas of the economy. However, FMR may also pursue growth in larger or revitalized companies that hold a strong position in the market. These may be found in mature or declining industries.
   FIDELITY INTERMEDIATE BOND FUND is a fixed-income fund that seeks a high level of current income by investing primarily in investment-grade, fixed-income obligations.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of three to ten years under normal conditions. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of April 30, 1996, the fund's dollar-weighted average maturity was approximately 4.9 years.
FIDELITY INVESTMENT GRADE BOND FUND is a fixed-income fund that seeks high current income, consistent with reasonable risk, by normally investing in fixed-income obligations of investment-grade quality. The fund also considers preservation of capital and, where appropriate, takes advantage of opportunities to realize capital appreciation. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to bonds with maturities between four and ten years. As of April 30, 1996, the fund's dollar-weighted average maturity was approximately 7.4 years.
FIDELITY JAPAN FUND is an equity fund that seeks long term growth of capital by investing in securities of Japanese issuers. FMR normally invests at least 65% of the fund's total assets in these securities. The balance, however, may be invested in securities of other Southeast Asian issuers.
Japan is a major force in the global economy. The country is heavily dependent upon international trade, so its economy is especially sensitive to trade barriers.
FIDELITY    MONEY MARKET TRUST:     RETIREMENT MONEY MARKET PORTFOLIO is a
money market fund that seeks to obtain as high a level of current income as
is consistent with        the preservation of capital and liquidity by
investing in money market instruments. The fund invests in high quality, U.S. dollar-denominated money market instruments of domestic and foreign issuers. Under normal conditions, the fund intends to invest more than 25% of its total assets in obligations of institutions in the financial
services industry.    Companies in the financial services industry are
subject to various risks, related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers.
When shares of Retirement Money Market are sold, they should be worth the same amount as when purchased. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of an investment in the fund) to change.
The fund earns income at current money market rates. It stresses preservation of capital, liquidity, and income and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
FIDELITY OTC PORTFOLIO is an equity fund that seeks capital appreciation by investing primarily in securities traded on the over-the-counter (OTC)
market.    FMR normally invests at least 65% of the fund's total assets in securities principally traded on the OTC market. The fund focuses on common stock but may invest in securities of all types.
In the OTC market, securities are traded through a telephone or computer network that connects securities dealers. A security that trades solely on the OTC market is not traded on the floor of an organized exchange. Securities that begin to trade principally on an exchange after purchase continue to be considered OTC securities for the purposes of the 65%
policy.    Securities traded on the OTC market tend to be those of smaller companies, which carry more risk than investing in larger companies.
The fund does not place any emphasis on income, except when FMR believes income will have a favorable influence on the security's market value. FIDELITY OVERSEAS FUND is an equity fund that seeks long-term growth of
capital    by investing     primarily    in securities of issuers whose
principal activities are outside of the U.S    . FMR normally invests at
least 65% of the fund's total assets in securities of issuers from at least three different countries outside of North America (the U.S., Canada, Mexico, and Central America). The fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality.
FIDELITY SOUTHEAST ASIA FUND is an equity fund that seeks capital appreciation by investing in securities of Southeast Asian issuers. FMR normally invests at least 65% of the fund's total assets in these securities. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand, but the fund does not anticipate investing in Japan. The balance, however, may be invested in securities of other Asian and South Pacific issuers. In pursuit of its goal, the fund focuses on equity securities, but it may also invest in other types of instruments, including debt securities of any quality.
   Countries in Southeast Asia are in various stages of economic development - some are considered emerging markets - but each has unique risks. Most countries in Southeast Asia are heavily dependent on international trade. Some have prosperous economies but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some countries in Southeast Asia have experienced rapid growth, although may suffer with obsolete financial systems, economic problems, or archaic legal systems. The return of Hong Kong to Chinese dominion will affect Southeast Asia.
    ADDITIONAL RISK CONSIDERATIONS OF THE UNDERLYING FIDELITY FUNDS
The value of    an     underlying Fidelity fund   '    s domestic and
foreign investments varies in response to many factors.
   Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in smaller, lesser-known companies carry more risk than investments in larger companies. Their reliance on limited product lines and markets, financial resources, or other factors may make small companies more susceptible to set-backs or downturns. As a result, their stock prices may be particularly volatile.
B    ond    values     fluctuate based on changes in interest rates, market
conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities.
   L    ower-quality securities (sometimes called "junk bonds") offer higher yields, but also carry more risk.
I    nvestments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
Underlying Fidelity    f    unds with an international focus have increased
economic and political risks as they are exposed to events and factors in
the various world markets. This is especially true    for underlying
Fidelity funds     that invest in emerging markets.    The extent of
economic development, political instability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties, or may be
based on only a few industries.     Also, to the extent that an
   underlying Fidelity fund    's investments are denominated in foreign
currencies, changes in the value of foreign currencies can significantly
affect the fund's share price.    Furthermore, to the extent that an
underlying Fidelity fund focuses its investments in a particular country or group of countries, its performance is expected to be closely tied to economic and political conditions within its focal area and more volatile than the performance of more geographically diversified funds.
An underlying Fidelity fund     can use various techniques to
    increase or decrease    its     exposure to changing security prices,
interest rates, currenc   y exchange rates, commodity prices    , or other
factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures
contracts,    entering into currency exchange contracts or     swap
agreements, purchasing indexed securities, and selling securities short.
There is no guarantee that these    strategies     will work as FMR
intends.
OTHER FREEDOM FUND INVESTMENTS
REPURCHASE AGREEMENTS. In a repurchase agreement, a        fund buys a
security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. Each    Freedom F    und reserves the right
to invest in futures contracts or other derivatives temporarily    in an
effort to     remain fully invested, manag   e     cash flows efficiently,
or facilitat   e     asset allocation. Depending on how they are used,
these investments may effectively increase or decrease a    Freedom
F    und's stock or bond    allocation    .
   CASH MANAGEMENT. Each Freedom Fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS:    W    ith respect to 75% of its total assets,    each
Freedom F    und may not purchase a security if, as a result, more than 5%
would be invested in the securities of any one issuer. Each    Freedom
F    und may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government securities or
   investment company     securities    (including shares of underlying
Fidelity funds)    .
BORROWING. Each    Freedom F    und may borrow from banks or from other
funds advised by FMR    or its affiliates,     or through reverse
repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each    Freedom F    und may borrow only for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a
   Freedom Fund's securities. A Freedom Fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a Freedom Fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS    OF THE FREEDOM
FUNDS
Some of the policies and restrictions    of the Freedom Funds     discussed
on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are
fundamental. All policies    of the Freedom Funds     stated throughout
this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
   Each of Freedom 2000, Freedom 2010, Freedom 2020, and Freedom 2030 seeks
high total return. Freedom Income     Fund seeks high current income and,
as a secondary objective, capital appreciation.
   With respect to 75% of its total assets, each Freedom Fund may not
purchase a security if, as a result, more than 5%     would be invested in
the securities of any one issuer. Each Freedom Fund may not invest more than 25% of its total assets in any one industry. These limitations do not
apply to    U.S. Government securities or investment company securities
(including shares of underlying Fidelity funds).
Each Freedom Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
   Loans, in the aggregate, may not exceed 331/3% of a Freedom Fund's total assets.
BREAKDOWN OF EXPENSES
   Like all mutual funds, the Freedom Funds pay fees related to their daily operations. Expenses paid out of each Freedom Fund's assets are reflected
in that fund's share price     or dividends; they are neither billed
directly to shareholders nor deducted from shareholder accounts.
Strategic Advisers may, from time to time, agree to reim   burse each
Freedom Fund for management fees above a     specified limit. Reimbursement
arrangements, which may    be terminated at any time without notice, can
decrease a     fund's expenses and boost its performance.
MANAGEMENT FEE
   Each Freedom Fund's management fee is calculated and     paid to
Strategic Advisers every month. Strategic Advisers    is responsible for
paying all of the other expenses of each     Freedom Fund with limited
exceptions. The annual management fee    for each Freedom Fund is 0.10% of
its average net assets.
OTHER EXPENSES
FIIOC performs the transfer agency, dividend disbursing and shareholder servicing functions for each Freedom Fund. Fidelity Service Co. (FSC)
calculates the net asset value    per share (NAV) and dividends for each
Freedom Fund, maintains each Freedom Fund's general accounting records, and administers the securities lending program for each Freedom Fund. Pursuant to administration agreements between Strategic Advisers and FMR, FMR bears the cost of these services and pays certain other expenses of the Freedom Funds. Strategic Advisers pays FMR a monthly administration fee equal to the monthly management fee Strategic Advisers receives from each Freedom Fund, minus an amount equal to an annual rate of 0.02% of that Freedom Fund's average net assets.
Each Freedom Fund has adopted a DISTRIBUTION AND    SERVICE PLAN. Each Plan
recognizes that Strategic Advisers or FMR may use its management or administration fee revenues, respectively, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Freedom Fund shares. FDC may make
payments to third parties, such as banks or broker-dealers,     that engage
in the sale of the Freedom Funds' shares. The Board of Trustees of each Freedom Fund has authorized such payments.
Each Freedom Fund pays other expenses, such as interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
The portfolio turnover rate for each    Freedom F    und is not expected to
exceed    50    % for its first fiscal period ending    March 31,
199   7    . These rates will vary from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call    these numbers:
(small solid bullet)    For mutual funds, 1-800-544-8888
(small solid bullet)    For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in a fund.
The different ways to set up (register) your account with Fidelity are
listed in the table    on page     .
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more information. Otherwise, call Fidelity directly.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL RETIREMENT NEEDS.
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES.
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE,    called     NAV, is calculated every business
day. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and
mail it along with your check.    You may also open your account in person
or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND   ,     you can:
(small solid bullet) Mail in an account application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement
investing also involves its own investment procedures.    Call
1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS



TO OPEN AN ACCOUNT $2,500
For Fidelity retirement accounts    $500
TO ADD TO AN ACCOUNT $250
For Fidelity retirement accounts $250
Through    regular     investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity retirement accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "REGULAR INVESTMENT PLANS", PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.
    TO OPEN AN ACCOUNT   TO ADD TO AN ACCOUNT




Phone
1-800-544-777
(phone_graphic)(small solid bullet) Exchange from another Fidelity fund (small solid bullet) Exchange from another Fidelity
            account with the same registration,                         fund account with the same
            including name, address, and                                registration, including name,
            taxpayer ID number.                                         address, and taxpayer ID number.
                                                                        (small solid bullet) Use Fidelity Money Line to transfer
                                                                        from your bank account. Call
                                                                        before your first use to verify that
                                                                        this service is in place on your
                                                                        account. Maximum Money Line:
                                                                        $50,000.





Mail(mail_graphic) (small solid bullet) Complete and sign the account (small solid bullet) Make your check payable    to the
                   application. Make your check                          complete name of the Freedom
                   payable to the complete name of the                   Fund of your choice    . Indicate your
                      Freedom F    und of your choice. Mail              Freedom F    und account number on
                   to the address indicated on the                    your check and mail to the address
                   application.                                       printed on your account statement.
                                                                      (small solid bullet) Exchange by mail: call
                                                                      1-800-   544-6666     for instructions.

In Person
(hand_graphic)     (small solid bullet) Bring your application and
                   check to a                                         (small solid bullet) Bring your check to a Fidelity
                   Fidelity Investor Center. Call                     Investor Center. Call
                   1-800-   544-9797     for the center               1-800-   544-9797     for the center
                   nearest you.                                       nearest you.

Wire(wire_graphic) (small solid bullet) Call 1-800 544-7777 to set
                   up your                                            (small solid bullet) Not available for retirement
                   account and to arrange a wire                      accounts.
                   transaction. Not available for                     (small solid bullet) Wire to:
                   retirement accounts.                                  Bankers Trust Company,
                   (small solid bullet) Wire within 24 hours to:         Bank Routing #021001033,
                      Bankers Trust Company,                             Account #00163053
                      Bank Routing #021001033,                        Specify the complete name of the
                      Account #00163053                               Freedom Fund and include your
                   Specify the complete name of the                   account number and your name.
                      Freedom F    und of your choice and
                   include your new account number
                   and your name.

Automatically
(automatic_graphic)(small solid bullet) Not available.               (small solid bullet) Use Fidelity Automatic Account
                                                                      Builder. Sign up for this service
                                                                      when opening your account, or call
                                                                      1-800-   544-6666     to add it.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be
requested by phone or in writing. Call 1-800-   544-6666     for a
retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record
address.    Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602



                               ACCOUNT TYPE                             SPECIAL REQUIREMENTS

Phone 1-800-544-777
(phone_graphic)                All account types except retirement      (small solid bullet) Maximum check request: $100,000.
                               All account types                        (small solid bullet) For Money Line transfers to your
                                                                        bank account; minimum: $10;
                                                                        maximum: $100,000.
                                                                        (small solid bullet) You may exchange to other Fidelity
                                                                        funds if both accounts are
                                                                        registered with the same name(s),
                                                                        address, and taxpayer ID number.

Mail or in Person
(mail_graphic)(hand_graphic)   Individual, Joint Tenant,                (small solid bullet) The letter of instruction must be
                               Sole Proprietorship, UGMA, UTMA          signed by all persons required to
                                                                        sign for transactions, exactly as
                                                                        their names appear on the account.
                               Retirement account                       (small solid bullet) The account owner should complete
                                                                        a retirement distribution form. Call
                               Trust                                    1-800   -544-6666     to request one.
                                                                        (small solid bullet) The trustee must sign the letter
                                                                        indicating capacity as trustee. If the
                                                                        trustee's name is not in the account
                               Business or Organization                 registration, provide a copy of the
                                                                        trust document certified within the
                                                                        last 60 days.
                                                                        (small solid bullet) At least one person authorized by
                               Executor, Administrator, Conservator,    corporate resolution to act on the
                               Guardian                                 account must sign the letter.
                                                                        (small solid bullet) Include a corporate resolution with
                                                                        corporate seal or a signature
                                                                        guarantee.
                                                                        (small solid bullet) Call 1-800-   544-6666     for
                                                                        instructions.

Wire (wire_graphic)            All account types except retirement      (small solid bullet) You must sign up for the wire
                                                                        feature before using it. To verify that
                                                                        it is in place, call 1-800   -544-6666    .
                                                                        Minimum wire: $5,000.
                                                                        (small solid bullet) Your wire redemption request must
                                                                        be received by Fidelity before 4
                                                                        p.m. Eastern time for money to be
                                                                        wired on the next business day.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than
one account in a fund. Call 1-800-   544-6666     if you need copies of
financial reports, prospectuses, or historical account information.









24-HOUR SERVICE
ACCOUNT ASSISTANCE 1-800-544-6666
ACCOUNT TRANSACTIONS 1-800-544-7777
PRODUCT INFORMATION 1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE EXPRESS 1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call
1-800-   544-6666     for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      Monthly or quarterly   (small solid bullet) For a new account, complete the appropriate section on the fund application.
                                 (small solid bullet) For existing accounts, call 1-800   -544-6666     for an application.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800   -544-6666     at least three business days prior to your
                                 next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      Every pay period   (small solid bullet) Check the appropriate box on the fund application, or call
                             1-800   -544-6666     for an authorization form.
                             (small solid bullet) Changes require a new authorization form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-   544-6666     after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-   544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


COMBINATION WITH FREEDOM INCOME FUND
   Freedom Income Fund is designed to provide income and some growth to investors in their retirement. It is expected that each Freedom Fund with a target retirement date will combine its assets with Freedom Income Fund's assets when the two funds' asset allocation targets match, approximately five to ten years after the target retirement date. The funds may be combined, without a vote of shareholders, if the trustees determine at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. When a Freedom Fund with a target retirement date is combined with Freedom Income Fund, its shareholders may have a capital gain or loss for federal tax purposes. Prior to a combination, shareholders of a Freedom Fund with a target retirement date will be notified of the combination and any tax consequences.
DIVIDENDS, CAPITAL GAINS, AND TAXES
Each Freedom Fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital
gains for    each     Freedom Fund with    a     target retirement date are
distributed in December and May. Normally, dividends for Freedom Income
Fund are distributed monthly, and capital gains    for Freedom Income Fund
    are distributed in December and May.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the
application, call 1-800-   544-6666     for instructions. Each fund offers
four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks
will be mailed within seven days   .
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other
Fidelity funds        - are subject to capital gains tax. A capital gain or
loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares    when     a fund    has realized
but not yet distributed income or capital gains,     you will pay the full
price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE)
is open.    Fidelity     normally calculates each fund's NAV as of the
close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH    F    UND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
   The assets of each Freedom Fund consist primarily of shares of the underlying Fidelity funds, which are valued at their respective NAVs. Most underlying Fidelity fund assets are valued primarily on the basis of market quotations. Foreign securities held by an underlying Fidelity fund are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using currency exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, underlying Fidelity fund assets are valued by a method that the Board of Trustees believes accurately reflects fair value. Fidelity Money Market Trust: Retirement Money Market Portfolio values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the money market fund maintain a stable $1.00 share price.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page        . Purchase orders may be refused if, in    Strategic
Advisers'     opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH AN INVESTMENT PROFESSIONAL,
INCLUDING A BROKER, who        may charge you a transaction fee for this
service. If you invest through an investment professional, read your investment professional's program materials for any additional service features or fees that may apply. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
   (small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for
shares of other Fidelity funds, including    any u    nderlying    Fidelity
f    und. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange
purchases by any person or group if, in    Strategic Advisers'
judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

FIDELITY ABERDEEN STREET TRUST
(FORMERLY FIDELITY INSTITUTIONAL INVESTORS TRUST)
FIDELITY FREEDOM FUNDS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER         STATEMENT OF ADDITIONAL INFORMATION


10, 11           ............................    Cover Page

12               ............................    Description of the Trust

13       a - c   ............................    Investment Policies and Limitations

         d       ............................    *

14       a - c   ............................    Trustees and Officers

15       a, b    ............................    *

         c       ............................    Trustees and Officers

16       a       i............................   Strategic Advisers and FMR; Portfolio
                                                 Transactions

                 ii...........................   Trustees and Officers
                 .

                 iii..........................   Management Contracts
                 .

         b       ............................    Management Contracts

         c, d    ............................    Contracts with FMR Affiliates

         e       ............................    *

         f       ............................    Distribution and Service Plans

         g       ............................    *

         h       ............................    Description of the Trust

         i       ............................    Contracts with FMR Affiliates

17       a       ............................    Portfolio Transactions

         b       ............................    *

         c       ............................    Portfolio Transactions

         d, e    ............................    *

18       a       ............................    Description of the Trust

         b       ............................    *

19       a       ............................    Additional Purchase, Exchange, and Redemption
                                                 Information

         b       ............................    Additional Purchase, Exchange, and Redemption
                                                 Information; Valuation

         c       ............................    *

20               ............................    Distributions and Taxes

21       a, b    ............................    Contracts with FMR Affiliates

         c       ............................    *

22               ............................    Performance

23               ............................    Financial Statements


* Not Applicable

FIDELITY FREEDOM FUNDS(trademark):
FIDELITY FREEDOM INCOME FUND(trademark)
FIDELITY FREEDOM 2000 FUND(trademark)
FIDELITY FREEDOM 2010 FUND(trademark)
FIDELITY FREEDOM 2020 FUND(trademark)
FIDELITY FREEDOM 2030 FUND(trademark)
FUNDS OF FIDELITY    ABERDEEN STREET     TRUST

STATEMENT OF ADDITIONAL INFORMATION
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
   OCTOBER 11, 1996
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated
   October 11,     1996). Please retain this document for future reference.
To obtain an additional copy of the Prospectus, please    call Fidelity
Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                              PAGE

Investment Policies and Limitations

   Investment Practices of the Freedom Funds

Investment Practices of    the     Underlying Fidelity Funds

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange, and Redemption Information

Distributions and Taxes

Strategic Advisers and FMR

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates

Distribution and Service Plans

Description of the Trust

Appendix

   Financial Statements

INVESTMENT ADVISER
Strategic Advisers, Inc.    (Strategic Advisers)
DISTRIBUTOR
Fidelity Distributors    Corporation     (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
CUSTODIAN
The Bank of New York (BONY)
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Freedom Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Freedom Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered
when determining whether the investment complies with a    Freedom
F    und's investment policies and limitations.
   A Freedom F    und   '    s fundamental investment policies and
limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of
1940 (1940 Act)) of th   e     fund. However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FREEDOM FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FREEDOM FUND MAY NOT:
(1) With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation);
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered
investment company or portfolio for which    Fidelity Management & Research
Company     or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    Each     fund will    not     purchase any security
while borrowings representing more than 5% of its total assets are
outstanding.    Each     fund will    not     borrow from other funds
advised by    Fidelity Management & Research Company     or its affiliates
if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(iv) would exceed 10% of the fund's net assets.
(vi) Each fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for
which    Fidelity Management & Research Company     or an affiliate serves
as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) Each fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a)
and (b) do not apply (i)    to     securities received as dividends,
through offers of exchange, or as a result of reorganization,
consolidation, or merger   ,     or (ii) to securities of other open-end
investment companies managed by    Fidelity Management & Research
Company     or    a successor or     affiliate purchased pursuant to an
exemptive order granted by the    Securities and Exchange Commission    .
   (viii) Each fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) Each fund does not currently intent to invest in oil, gas, or other mineral exploration or development programs or leases.
(   x    ) Each fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the Freedom Funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
Notwithstanding the foregoing investment    limitations    , the underlying
Fidelity fund   s     in which the Freedom Funds may invest have adopted
certain investment    limitations that     may be more or less restrictive
than those listed above, thereby permitting a Freedom Fund to engage
   indirectly     in investment strategies that are prohibited under the
investment    limitations     listed above. The investment
   limitations     of each underlying Fidelity fund are set forth in its
SAI.
In accordance with    each     Freedom Fund'   s     investment program
   as     set forth in the prospectus,    a     Freedom Fund may invest
more than 25% of its assets in    any one     underlying Fidelity fund.
However, each of the underlying Fidelity funds in which    a     Freedom
Fund    may     invest (other than Fidelity    Money Market Trust:
    Retirement Money Market Portfolio) will not concentrate more than 25%
of its total assets in any one industry   , except that     Retirement
Money Market Portfolio will invest more than 25% of its total assets in the financial services industry.
   INVESTMENT PRACTICES OF THE FREEDOM FUNDS
The following pages contain more detailed information about types of instruments in which a Freedom Fund may invest, strategies Strategic Advisers may employ in pursuit of a Freedom Fund's investment objective, and a summary of related risks. Strategic Advisers may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Freedom Fund achieve its goal.
FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500) or the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
   The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Strategic Advisers determines the liquidity of a fund's investments and, through reports from Strategic Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, Strategic Advisers may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and
interest within seven days   .
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
   INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), each fund has received permission to lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect a fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by Strategic Advisers.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Strategic Advisers. Such transactions may increase fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Strategic Advisers to be of good standing. Furthermore, they will only be made if, in Strategic Advisers' judgment, the consideration to be earned from such loans would justify the risk. Strategic Advisers understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SOURCES OF CREDIT OR LIQUIDITY SUPPORT   .     Strategic Advisers may rely
on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, Strategic Advisers will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
INVESTMENT PRACTICES OF    THE     UNDERLYING FIDELITY FUNDS
   The following pages contain more detailed information about types of instruments in which an underlying Fidelity fund may invest, strategies FMR may employ in pursuit of an underlying Fidelity fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the underlying Fidelity fund achieve its goal.
AFFILIATED BANK TRANSACTIONS.    The     fund may engage in transactions
with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940    Act    . These
transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S.
   G    overnment securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES   . The     fund may purchase the shares of
closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS.    The     fund may buy and sell securities
on a delayed-delivery or when-issued basis. These transactions involve a
commitment by    the     fund to purchase or sell specific securities at a
predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no
interest accrues to the purchaser until the security is delivered.    The
fund     may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis,    the     fund
assumes the rights and risks of ownership, including the risk of price and
yield fluctuations. Because    the     fund is not required to pay for
securities until the delivery date, these risks are in addition to the
risks associated with the fund's other investments. If    the     fund
remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account
to cover its purchase obligations. When    the     fund has sold a security
on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
   The     fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
DOMESTIC AND FOREIGN ISSUERS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches
of foreign banks.    The     fund may also invest in U.S.
dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States
and    the     fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers. EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Deposit   a    ry Receipts (ADRs) as well as other "hybrid" forms
of ADRs including European Deposit   a    ry Receipts (EDRs) and Global
Deposit   a    ry Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by
deposit   a    ry banks and generally trade on an established market in the
United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home
country. The deposit   a    ry bank may not have physical custody of the
underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS.    The     fund may conduct foreign currency
transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and
price.    The     fund will convert currency on a spot basis from time to
time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a
dealer may offer to sell a foreign currency to    the     fund at one rate,
while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
   The     fund may use currency forward contracts for any purpose
consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward
contracts that could be used by    the     fund.    The     fund may also
use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When    the     fund agrees to buy or sell a security denominated in a
foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement
hedge" or "transaction hedge."    The     fund may also enter into forward
contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
   The     fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For
example, if    the     fund owned securities denominated in pounds
sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would
not offset changes in security values caused by other factors.    The
fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
   The     fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to
another foreign currency. For example, if    the     fund held investments
denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover
currency forward contracts. As required by SEC guidelines,    the     fund
will segregate assets to cover currency forward contracts, if any, whose
purpose is essentially speculative.    The     fund will not segregate
assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies
may substantially change    the     fund's investment exposure to changes
in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's
value rose at a time when FMR had hedged    the     fund by selling that
currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through
proxy hedges,    the     fund could realize currency losses from the hedge
and the security position at the same time if the two currencies do not
move in tandem. Similarly, if FMR increases    the     fund's exposure to a
foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management
strategies will be advantageous to    the     fund or that it will hedge at
an appropriate time.
   FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by the fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUND   '    S RIGHTS AS    A     SHAREHOLDER. The fund do   es     not
intend to direct or administer the day-to-day operations of any company.
   The     fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's
investment in the company. The activities that    the     fund may engage
in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is
possible that    the     fund could be involved in lawsuits related to such
activities. FMR will monitor such activities with a view to mitigating, to
the extent possible, the risk of litigation against    the     fund and the
risk of actual liability if    the     fund is involved in litigation. No
guarantee can be made, however, that litigation against    the     fund
will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    sections     pertain to futures and
options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    The     fund will
comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a
possibility that segregation of a large percentage of    the     fund's
assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS.    The     fund may purchase and write options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall
position. For example,    the     fund may purchase a put option and write
a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the
standardized contracts available will not match    the     fund's current
or anticipated investments exactly.    The     fund may invest in options
and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures
position will not track the performance of    the     fund's other
investments.
Options and futures prices can also diverge from the prices of their
underlying instruments, even if the underlying instruments match    the
fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading
halts.    The     fund may purchase or sell options and futures contracts
with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not
be successful in all cases. If price changes in    the     fund's options
or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When    the     fund purchases a futures contract, it
agrees to purchase a specified underlying instrument at a specified future
date. When    the     fund sells a futures contract, it agrees to sell the
underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on
indices of securities prices, such as the Standard & Poor's 500    Index
    (S&P 500) or the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures
contracts will tend to increase    the     fund's exposure to positive and
negative price fluctuations in the underlying instrument, much as if it had
purchased the underlying instrument directly. When    the     fund sells a
futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the
bankruptcy of an FCM that holds margin on behalf of    the     fund, the
fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS.    The     fund    intends
to file     a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate
trading in the futures markets   , before engaging in any purchases or
sales of futures contracts or options on futures contracts. The     fund
intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition,    the     fund will not: (a) sell futures contracts, purchase
put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on    the     fund   's     investments in futures
contracts and options, and    the     fund's policies regarding futures
contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for
   the     fund to enter into new positions or close out existing
positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation
of unfavorable positions, and potentially could require    the     fund to
continue to hold a position until delivery or expiration regardless of
changes in its value. As a result,    the     fund's access to other assets
held to cover its options or futures positions could also be impaired. OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.
   The     fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different
foreign currencies.    The     fund may also purchase and write currency
options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the
value of    the     fund's investments. A currency hedge, for example,
should protect a Yen-denominated security from a decline in the Yen, but
will not protect    the     fund against a price decline resulting from
deterioration in the issuer's creditworthiness. Because the value of
   the     fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows
   the     fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.
   The     fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying
instrument at the strike price.    The     fund may also terminate a put
option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When    the     fund writes a put option, it
takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as
described above for futures contracts.    The     fund may seek to
terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates    the     fund to sell or deliver the
option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines
the liquidity of    the     fund's investments and, through reports from
FMR, the Board monitors investments in illiquid instruments. In determining
the liquidity of    the     fund's investments, FMR may consider various
factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may
determine some restricted securities,    time-deposits,
    government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations,    illiquid investments     are priced
at fair value    (and, for Retirement Money Market Portfolio, are valued
for purposes of monitoring amortized cost valuation at fair value)     as
determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund
were in a position where more than 10%    or 15% of its net assets,
depending upon the fund,     was invested in illiquid securities, it would
seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES.    The     fund may purchase securities whose prices
are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates.
Fidelity Government Securities Fund currently intends to participate in this program only as a borrower. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans.
    Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice.
   A     fund will lend through the program only when the returns are
higher than those available from    an investment in     repurchase
agreements. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer or its principal business activities are located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to
other parties. Direct debt instruments are subject to    the     fund's
policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally
recognized rating service. If    the     fund does not receive scheduled
interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer
   the     fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due. Investments in loans through direct assignment of a financial institution's
interests with respect to a loan may involve additional risks to    the
fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer
less legal protection to    the     fund in the event of fraud or
misrepresentation. In the absence of definitive regulatory guidance,
   the     fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or
other indebtedness,    the     fund has direct recourse against the
borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of
   the     fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by    the     fund may include letters of
credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
   The     fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
   The     fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of
these limitations,    the     fund generally will treat the borrower as the
"issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as
financial intermediary between    the     fund and the borrower, if the
participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a
financial intermediary as an issuer of indebtedness may restrict    the
fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
   LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities (those rated below Baa by Moody's Investors Service or BBB by Standard and Poor's, and unrated securities judged by FMR to be of equivalent quality) have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt
securities and    the     fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of
managing securities of this type held by    the     fund. In considering
investments for    the     fund, FMR will attempt to identify those issuers
of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
   The     fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and
timing of distributions made by    the     fund.
MORTGAGE-BACKED SECURITIES.    The     fund may purchase mortgage-backed
securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations
(CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and
   the     fund may invest in them if FMR determines they are consistent
with the fund   '    s investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities
or the rights of municipal securities holders.    The     fund may own a
municipal security directly or through a participation interest.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (   M    ONEY    M    ARKET    FUNDS    ). Pursuant to
procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature. REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement,    the     fund purchases
a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect
   the     fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund
in connection with bankruptcy proceedings), it is    the     fund's current
policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, Retirement Money Market Portfolio anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement,
   the     fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase
agreement is outstanding,    the     fund will maintain appropriate liquid
assets in a segregated custodial account to cover its obligation under the
agreement.    The     fund will enter into reverse repurchase agreements
only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of
   the     fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING.    The     fund may lend securities to parties such as
broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp.
Securities lending allows    the     fund to retain ownership of the
securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that
   the     fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in
which    the     fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
   SHORT SALES (GROWTH & INCOME AND HIGH INCOME FUNDS). The fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security the fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When the fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.
SHORT SALES "AGAINST THE BOX" (GROWTH AND MONEY MARKET FUNDS). If the fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
A money market fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share of a money market fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
   SOVEREIGN DEBT OBLIGATIONS. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STRIPPED GOVERNMENT SECURITIES. Stripped    government     securities are
created by separating the income and principal components of    a U.S.
Government security     and selling them separately. STRIPS (Separate
Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an
outstanding    U.S.     Treasury    security     by    a     Federal
Reserve Bank.
Privately stripped government securities are created when a dealer deposits
a    U.S.     Treasury security or    other U.S. Government     security
with a custodian for safekeeping   . The custodian issues separate receipts
for the coupon payments and the principal payments, which the dealer then sells. Proprietary receipts, such as Certificates of Accrual on
Treasury Securities (CATS),    and     Treasury Investment Growth Receipts
(TIGRS), and generic    receipts, such as     Treasury Receipts (TRs), are
   privately     stripped U.S. Treasury securities   .
Because the SEC does not consider privately stripped government securities
to be U.S. Government    s    ecurities for purposes of Rule 2a-7,    a
money market     fund must evaluate them as it would non-government
securities pursuant to regulatory guidelines applicable to all money market funds.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or
decrease    the     fund's exposure to long- or short-term interest rates
(in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms
and are known by a variety of names.    The     fund is not limited to any
particular form of swap agreement if FMR determines it is consistent with
   the     fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift    the     fund's investment exposure
from one type of investment to another. For example, if    the     fund
agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease
the overall volatility of    the     fund's investments and its share price
and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that
determine the amounts of payments due to and from    the     fund. If a
swap agreement calls for payments by    the     fund, the fund must be
prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to
decline, potentially resulting in losses.    The     fund expects to be
able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   The     fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.
If    the     fund enters into a swap agreement on a net basis, it will
segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued
amount the fund is entitled to receive under the agreement. If    the
fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
   VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
VARIABLE AND FLOATING RATE SECURITIES (MONEY MARKET FUNDS) provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
WARRANTS. Warrants are securities that give the fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make regular interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In
calculating its dividends,    the     fund takes into account as income a
portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities    (normally,
shares of the underlying Fidelity funds)     are placed on behalf of each
   Freedom F    und by Strategic Advisers   , either itself or through its
affiliates,     pursuant to authority contained in    each Freedom
Fund's     management contract.    A Freedom Fund will not incur any
commissions or sales charges when it invests in underlying Fidelity funds, but it may incur such costs if it invests directly in other types of securities.
All orders for the purchase or sale of portfolio securities are placed on behalf of each underlying Fidelity fund by FMR pursuant to authority contained in each underlying Fidelity fund's management contract. Because the market for most OTC securities is made by market or dealers, rather than on an exchange, FMR will place most of its orders on behalf of Fidelity OTC Portfolio with dealers. Ordinarily commissions are not charged on such orders. Thus, Fidelity OTC Portfolio should incur a relatively small amount of commission expenses. When Fidelity OTC Portfolio places an order with a dealer, it pays a spread, which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. If FMR grants investment management authority to an underlying Fidelity fund's sub-adviser, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities on behalf of that fund, and will do so in accordance with the policies described below.
Strategic Advisers and FMR each is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Money market securities generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, Strategic Advisers and FMR consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, for certain underlying Fidelity funds, arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiations.
The    Freedom Funds and underlying Fidelity     funds may execute
portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which Strategic
Advisers   , FMR     or    their     affiliates exercise investment
discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance
and settlement).    Strategic Advisers and FMR may maintain listings of
broker-dealers who provide such services on a regular basis. However, as many transactions in money market securities are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of transactions in such securities directed to such broker-dealers solely
because such services were provided.     The selection of such
broker-dealers generally is made by Strategic Advisers    or FMR     (to
the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by Strategic
Advisers'    or FMR's     investment staff (for equity funds), and is based
upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on
behalf of the    Freedom Funds or the underlying Fidelity     funds may be
useful to Strategic Advisers    or FMR, as the case may be,     in
rendering investment management services to the    respective     funds or
its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Strategic Advisers
   or FMR     clients may be useful to Strategic Advisers    or FMR, as the
case may be,     in carrying out its obligations to the    respective
    funds. The receipt of such research has not reduced Strategic Advisers'
   or FMR's     normal independent research activities; however, it enables
Strategic Advisers    and FMR     to avoid the additional expenses that
could be incurred if Strategic Advisers    or FMR     tried to develop
comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause
   a Freedom Fund or an underlying Fidelity     fund to pay such higher
commissions, Strategic Advisers    or FMR, as the case may be,     must
determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or Strategic
Advisers'    or FMR's, as the case may be,     overall responsibilities to
the fund and its other clients. In reaching this determination, Strategic
Advisers    or FMR     will not attempt to place a specific dollar value on
the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
Strategic Advisers    and FMR are     authorized to use research services
provided by and to place    portfolio     transactions with brokerage firms
that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. Strategic
Advisers    and FMR     may use research services provided by and place
agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
   FMR may     allocate brokerage transactions to broker-dealers who have
entered into arrangements with    FMR     under which the broker-dealer
allocates a portion of the commissions paid by each    of certain
underlying Fidelity     fund   s     toward payment of that fund's
expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements
are satisfied. Pursuant to such requirements, the Board   s     of Trustees
   of the trust and of the underlying Fidelity funds have     authorized
FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees periodically review Strategic Advisers'    or FMR's
    performance of its responsibilities in connection with the placement of
portfolio transactions on behalf of the    Freedom Funds or the underlying
Fidelity     funds   , respectively,     and review the commissions paid by
each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   Each Freedom Fund's annualized turnover rate for     its first fiscal
period is not expected to exceed    50    %.    For their most recently
ended fiscal periods, t    he    u    nderlying Fidelity fund   s'
portfolio turnover rates     ranged from 3   9    % to 391%   .     There
can be no assurance that the turnover rates    for the underlying Fidelity
funds     will remain within this range during subsequent fiscal
   period    s.    A high turnover rate increases transaction costs and may
increase taxable gains.
From time to time the Trustees will review whether the recapture for the
benefit of the    Freedom Funds or the underlying Fidelity funds     of
some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each    Freedom Fund     are
substantially the same as those of    the underlying Fidelity funds and
    other funds managed by FMR    or its affiliates    , investment
decisions for each    Freedom F    und are made independently from those of
other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same
investment adviser,    or an affiliate thereof,     particularly when the
same security is suitable for the investment objective of more than one fund or account.
When two or more    Freedom Funds and/or underlying Fidelity     funds are
simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the
desirability of retaining Strategic Advisers    or FMR     as investment
adviser to each    Freedom Fund or underlying Fidelity fund, as the case
may be,     outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company        (FSC) normally determines each Freedom
Fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
   The assets of each Freedom Fund consist primarily of shares of the underlying Fidelity funds, which are valued at their respective NAVs. VALUATION OF UNDERLYING FIDELITY FUNDS' PORTFOLIO SECURITIES
   EQUITY FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices. Use of pricing services has been approved by the Board of Trustees.
Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities. Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. Government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a fund are determined as of such time for the purpose of computing the fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be value as determined in good faith by a committee appointed by the Board of Trustees.
FIXED-INCOME FUNDS. Generally, securities and other assets for which market quotations are readily available are valued at market values determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities normally are traded. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Use of pricing services has been approved by the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of ongoing evaluation of these pricing services, may use other pricing services or may discontinue the use of any pricing service in whole or in part.
Securities not valued by the pricing service, and for which quotations are readily available, are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available.
MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
The fund's Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The    Freedom Funds and the underlying Fidelity funds     may quote
performance in various ways   , and the Freedom Funds may quote the
performance of various underlying Fidelity funds    . All performance
information supplied by the funds in advertising is historical and is not
intended to indicate future returns.    S    hare price    (except for a
money market fund)    , yield, and total return fluctuate in response to
market conditions and other factors, and    (except for a money market
fund)     the value of shares when redeemed may be more or less than their
original cost.    The following paragraphs describe how yield and total
return are calculated by the Freedom Funds and the underlying Fidelity funds.
YIELD CALCULATIONS. Yields for a    non-money market     fund are computed
by dividing the fund's interest and dividend income, if any, for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this
figure by the fund's NAV    or offering price, as applicable,     at the
end of the period, and annualizing the result (assuming compounding of
income) in order to arrive at an annual percentage rate.    Yields do not
reflect a fund's redemption fee, if any.     Income is calculated for
purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a    non-money market
    fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of
the compounding of income assumed in yield calculations, a    non-money
market     fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating    a     fund's yield, a fund may from time to time use a
portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
   To compute a money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition the current yield, a money market fund may quote yields in advertising based on any historical seven-day period. Yields for a money market fund are calculated on the same basis as other money market funds, as required by regulation.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates,
and in periods of rising interest rates    a     fund's yield will tend to
be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
   Government Securities Fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment to equal the fund's tax-free yield. For funds such as this fund, earning interest free from state (and sometimes local) taxes in most states, tax-equivalent yields may be calculated by dividing the fund's yield by the result of one minus a specified tax rate.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a
before-tax or after-tax basis   , may be quoted with or without taking a
fund's maximum sales charge, if any, into account, and may or may not include the effect of a fund's redemption fee, if any. Excluding a fund's sales charge or redemption fee, if any, from a total return calculation
produces a higher total return figure.     Total returns, yields, and other
performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
   A     fund may compare its performance to the record of the S&P 500, the
Dow Jones Industrial Average (DJIA),    a foreign stock market index (as
appropriate),     and the cost of living (measured by the Consumer Price
Index, or CPI) over the same period. The S&P 500 and DJIA comparisons would
show how    a     fund's total return compared to the record of a broad
average of    U.S.     common stock prices and a narrower set of stocks of
major    U.S.     industrial companies, respectively, over the same period.
Of course, since    a     bond    or money market     fund invest   s
in fixed-income securities, common stocks represent a different type of
investment from    the     fund. Common stocks generally offer greater
growth potential than    a     bond    or money market     fund, but
generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower
income than a fixed-income investment such as    a     bond    or money
market     fund.    A     fund has the ability to invest in securities not
included in    the     ind   ices    , and its investment portfolio may or
may not be similar in composition to the indices. Figures for the S&P
500   ,     DJIA   , and foreign stock market indices     are based on the
prices of unmanaged groups of stocks and, unlike    a     fund's returns,
do not include the effect of paying brokerage commissions and other costs of investing.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the
performance of mutual funds.    Generally,     Lipper rank   ing    s
   are based on     total return, assum   e     reinvestment of
distributions, do not take sales charges or redemption fees into
consideration, and    are     prepared without regard to tax consequences.
Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals.
For example,    a     fund may quote Morningstar, Inc. in its advertising
materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A    money market or     bond fund may compare its performance or the
performance of securities in which    it     may invest to averages
published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These
averages assume reinvestment of distributions. The IBC   /    MONEY FUND
AVERAGES(trademark)/All Taxable, which is reported in the MONEY FUND
REPORT(registered trademark), covers over    814 taxable     money market
funds. The    IBC/    Bond Fund Report
AverageS(trademark)/   Corporate    , which is reported in the BOND FUND
REPORT(registered trademark), covers over    246 taxable     bond funds
and over 65 high yield funds    . When evaluating comparisons to money
market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. Bond funds, however, invest in longer-term instruments and their share prices change daily in response to a variety of factors.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders.
   Each Freedom     Fund may also reference, illustrate or discuss the
performance of the underlying Fidelity funds.
   A     fund may present its fund number, Quotron(trademark) number, and
CUSIP number, and discuss or quote its current portfolio manager(s).
VOLATILITY.    A fund may quote v    arious measures of volatility and
benchmark correlation        in advertising. In addition,    a     fund may
compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
   A fund may advertise e    xamples of the effects of periodic investment
plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    August 31    , 1996, FMR advised over $   27     billion in
tax-free fund assets, $   90     billion in money market fund assets,
$   271     billion in equity fund assets, $   55     billion in
international fund assets, and $   24     billion in Spartan fund assets.
The funds may reference the growth and variety of money market mutual funds and FMR's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings,    a     bond    or money market
fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
   HISTORICAL RESULTS - UNDERLYING FIDELITY FUNDS. The following table shows the underlying Fidelity funds' 7-day or 30-day yields and/or total returns for the periods ended June 30, 1996. Total return figures include the effect of a fund's maximum sales charge, if any, but do not include the effect of a fund's redemption fee, if any.

                                      Average Annual Total Returns             Cumulative Total Returns

   Underlying Fidelity Fund           Yield
                                      (dagger)     One        Five    Ten      One          Five              Ten
                                                   Year       Years   Years/   Year         Years             Years/
                                                                      Life of                                 Life of
                                                                      Fund*                                   Fund*
   Fidelity Blue Chip Growth Fund1    N/A              11.05% 19.43%  18.96%   11.05%           143.02%           337.86%

   Fidelity Capital & Income Fund2    6.98%            9.77%  15.50%  10.38%    9.77%            105.57%          168.56%

   Fidelity Disciplined Equity Fund   N/A              17.64% 16.41%  17.70%    17.64%           113.77%          240.10%

   Fidelity Diversified International
Fund                                  N/A              22.53% N/A     10.49%    22.53%          N/A               56.92%

   Fidelity Equity-Income Fund        N/A              24.00% 17.62%  12.38%    24.00%           125.09%           221.25%

   Fidelity Europe Fund3              N/A              17.19% 13.71%  11.73%    17.19%           90.07%            195.15%

   Fidelity Fund                      N/A              27.00% 15.68%  12.96%    27.00%           107.13%           238.38%

   Fidelity Government Securities
Fund                                  5.93%            3.86%  8.33%   7.95%     3.86%            49.16%            114.83%

   Fidelity Growth & Income Portfolio N/A              27.78% 18.03%  15.89%    27.78%           129.07%           337.05%

   Fidelity Growth Company Fund4      N/A              20.31% 17.46%  15.08%    20.31%           123.57%           307.44%

   Fidelity Intermediate Bond Fund    6.12%            4.52%  7.62%   7.51%     4.52%            44.36%            106.32%

   Fidelity Investment Grade Bond
Fund                                  6.00%            4.25%  8.73%   8.10%     4.25%            51.98%            117.93%

   Fidelity Japan Fund5               N/A              10.98% N/A     8.75%     10.98%          N/A                37.48%

   Fidelity Money Market Trust:       5.15%            5.49%  4.40%   5.66%     5.49%            24.00%            51.81%
   Retirement Money Market Portfolio

   Fidelity OTC Portfolio6            N/A              17.72% 16.87%  13.71%    17.72%           118.00%           261.38%

   Fidelity Overseas Fund             N/A              12.84% 10.33%  9.75%     12.84%           63.51%            153.56%

   Fidelity Southeast Asia Fund7      N/A              7.86%  N/A     14.05%    7.86%           N/A                52.37%


   * Fidelity Blue Chip Growth Fund commenced operations on December 31,
1987.
 Fidelity Disciplined Equity Fund commenced operations on December 28,
1988.
 Fidelity Diversified International Fund commenced operations on December 27, 1991.
 Fidelity Europe Fund commenced operations on October 1, 1986.
 Fidelity Japan Fund commenced operations on September 15, 1992.
 Fidelity Money Market Trust: Retirement Money Market Portfolio commenced operations on December 2, 1988.
 Fidelity Southeast Asia Fund commenced operations on April 19, 1993. (dagger) Yields shown are for the 30-day period ended June 30, 1996, except for the yield shown for Fidelity Money Market Trust: Retirement Money Market Portfolio, which is for the seven-day period ended June 30, 1996.
1 Total return figures include the effect of Fidelity Blue Chip Growth Fund's 3.0% sales charge.
2 Total return figures do not include the effect of Fidelity Capital & Income Fund's 1.5% redemption fee, applicable to shares held less than 365 days. In addition, when considering historical performance, be aware that effective December 30, 1990, the fund adopted a new investment objective and changed its name from Fidelity High Income Fund to Fidelity Capital & Income Fund. Accordingly, historical performance may not be representative of the fund's future performance under its current investment objective and policies.
3 Total return figures include the effect of Fidelity Europe Fund's 3.0% sales charge, but do not include the effect of the fund's 1.0% redemption fee, applicable to shares held less than 90 days.
4 Total return figures include the effect of Fidelity Growth Company's 3.0% sales charge (the sales charge has been waived through December 31, 1996). 5 Total return figures include the effect of Fidelity Japan Fund's 3.0% sales charge, but do not include the effect of the fund's 1.5% redemption fee, applicable to shares held less than 90 days.
6 Total return figures include the effect of Fidelity OTC Portfolio's 3.0% sales charge.
7 Total return figures include the effect of Fidelity Southeast Asia Fund's 3.0% sales charge, but do not include the effect of the fund's 1.5% redemption fee, applicable to shares held less than 90 days.
Note: If FMR had not reimbursed certain funds' expenses during these periods, the funds' total returns would have been lower.
The performance data relating to the    u    nderlying Fidelity
   f    unds set forth above is not indicative of future performance of
either the    u    nderlying Fidelity    f    unds or the Freedom Funds.
The performance reflects the impact of sales charges that will not be
incurred by the Freedom Funds    when     they purchase shares of the
   u    nderlying Fidelity    f    unds.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Each    Freedom F    und is open for business and its NAV is calculated
each day the NYSE is open for trading. The NYSE has designated the
following holiday closings for 1996: New Year's Day,    Washington's
Birthday    , Good Friday, Memorial Day    (observed)    , Independence
Day, Labor Day, Thanksgiving Day, and Christmas Day. Although Strategic Advisers expects the same holiday schedule to be observed in the future,
the NYSE may modify its holiday schedule at any time.    In addition, the
funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each    Freedom F    und's NAV as of the close of
the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each    Freedom F    und is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the    P    rospectus, each    Freedom F    und has notified
shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in Strategic Advisers' judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each    Freedom F    und's    income     may
qualify for the dividends-received deduction available to corporate
shareholders to the extent that the    Freedom     Fund's income is derived
from qualifying dividends    or from the qualifying portion of dividends
from an underlying Fidelity fund    . For    the Freedom Funds and for
    those underlying Fidelity funds that may earn other types of income that do not qualify for the dividends-received deduction available to
corporate shareholders,     such as interest   ,     income from securities
loans, non-qualifying dividends, and short-term capital gains, the
percentage of    fund     dividends that qualif   ies     for the deduction
generally    will     be less than 100%. Each    Freedom F    und will
notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each
   Freedom F    und's dividends derived from certain U.S. Government
obligations, including    the portion of dividends from an underlying
Fidelity fund derived from certain U.S. Government obligations,     may be
exempt from state and local taxation.    Short-term capital gains
(including short-term capital gains distributed by an underlying Fidelity fund as a dividend as well as short-term capital gains earned on the sale of underlying Fidelity fund shares or other securities) are distributed as dividend income. Each Freedom Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each
Freedom F    und    (    including amounts attributable to an
   u    nderlying Fidelity    f    und's capital gain distributions as well
as    long-term     capital gains earned on the sale of underlying Fidelity
fund shares or other securities   )     a   nd     distributed to
shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder
receives a long-term capital gain distribution on shares of a    Freedom
    Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.
Short-term capital gains distributed by each    Freedom     Fund are
taxable to shareholders as dividends, not as capital gains.
TAX STATUS OF THE FUNDS. Each    Freedom F    und intends to qualify each
year as a " regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level,
each    Freedom F    und intends to distribute substantially all of its net
investment income and    net     realized capital gains. Each    Freedom
F    und        intends to comply with other tax rules applicable to
regulated investment companies, including a requirement that capital gains
from the sale of securities    (    including    underlying Fidelity
fund        s   hares)     held less than three months constitute less than
30% of the fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which
may limit a    Freedom F    und's investments in such instruments.
Each    Freedom F    und is treated as a separate    entity from the other
funds of the trust     for tax purposes.
Five to ten years after a Freedom Fund with a target retirement date reaches its target retirement year, its asset allocation target is expected to match Freedom Income Fund's asset allocation target. It is expected that at such time the assets of the Freedom Fund with a target retirement date will be combined with the assets of Freedom Income Fund. The Trustees reserve the right to engage in such transactions in the best interests of the funds, taking into account then existing laws and regulations. The trust's Trust Instrument empowers the Trustees to take these actions with or without seeking shareholder approval. A combination of assets may result in a capital gain or loss for shareholders of a Freedom Fund with a target retirement date.
OTHER TAX INFORMATION. The information above is only a summary of some of
the tax consequences generally affecting each    Freedom F    und and its
shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should
consult their tax advisers to determine whether a    Freedom F    und is
suitable    to     their particular tax situation.
STRATEGIC ADVISERS AND FMR
All of the stock of FMR and Strategic Advisers is owned by FMR Corp., their parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own
account   s     pursuant to a code of ethics that sets forth all employees'
fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees   , Members of the Advisory Board,     and executive officers
of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last
five years. All persons named as Trustees    and Members of the Advisory
Board     also serve in similar capacities for other funds advised by FMR, including the underlying Fidelity funds. If the interests of a Freedom Fund and an underlying Fidelity fund were to diverge, a conflict of interest
could arise and affect how the Trustees    and Members of the Advisory
Board     fulfill their fiduciary duties to the affected funds. Strategic
Advisers has structured the Freedom Funds to avoid these potential conflicts, although there may be situations where a conflict of interest is
unavoidable. In such instances, Strategic Advisers   ,     the Trustees
and the Members of the Advisory Board     would take reasonable steps to
minimize and, if possible, eliminate the conflict.
The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address
of all the other Trustees    and Members of the Advisory Board     is
Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust, Strategic Advisers, or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d    (66    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (   55    ), Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
RALPH F. COX (   64    ), Trustee (1991), is a    management     consultant
   (1994) . Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of
Sanifill Corporation (non-hazardous waste, 1993)   ,     CH2M Hill
Companies (engineering)   , Rio Grande, Inc. (oil and gas production), and
Daniel Industries (petroleum measurement equipment manufacturer)    . In
addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   64    ), Trustee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (   72    ), Trustee and Chairman of the non-interested
Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (   68    ), Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   63    ), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   53    ), Trustee (1990) is Vice Chairman and Director
of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. McDONOUGH (   67    ), Trustee and Vice-Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and
refrigeration), Commercial Intertech Corp. (   hydraulic systems, building
systems, and metal products    , 1992),    CUNO, Inc. (liquid and gas
filtration products, 1996),     and Associated Estates Realty Corporation
(a real estate investment trust, 1993).    Mr. McDonough served as a
Director of ACME - Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
EDWARD H. MALONE (   71    ), Trustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (   63    ), Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (   68    ), Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate,
1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
WILLIAM J. HAYES (   62    ), Vice President (1994), is Vice President of
Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
FRED L. HENNING, JR. (   57    ), Vice President, is Vice President of
Fidelity's fixed-income funds    (1995)     and Senior Vice President of
FMR    (1995)    .
ARTHUR S. LORING (   48    ), Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (   49    ), Treasurer (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
   ROBERT H. MORRISON (56), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELLO (   50    ), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (   50    ), Assistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of
each current trustee of each    Freedom F    und for his or her services as
trustee for the fiscal year end   ing March 31, 1997    .
COMPENSATION TABLE
      Aggregate Compensation




        J. Gary   Ralph  Phyllis Richard  Edward C.    E.      Donald  Peter S. Gerald C. Edward Marvin L. Thomas     William O.
        Burkhead* F. Cox Burke   J. Flynn Johnson 3d** Bradley J. Kirk Lynch**  McDonoug  H.     Mann      R.         McCoy
        *                Davis                         Jones                    h         Malone           Williams

Freedom $    10   $ 10   $ 10    $ 13     $ 10         $ 10    $ 10    $ 10     $ 10      $ 10   $ 10      $ 10     $ 10
Income[+]

Freedom    10     10        10   13       10             10    10         10    10           10  10           10     10
2000[+]

Freedom    10     10        10   13       10             10    10         10    10           10  10            10     10
2010[+]

Freedom    10     10        10   13       10             10    10         10    10           10  10            10     10
2020[+]

Freedom    10     10        10   13       10             10    10         10    10            10 10            10     10
2030[+]



Trustees                  Pension or           Estimated Annual    Total
                          Retirement           Benefits Upon       Compensation
                          Benefits Accrued     Retirement from     from the Fund
                          as Part of Fund      the Fund            Complex*
                          Expenses from the    Complex*
                          Fund Complex*

J. Gary Burkhead**        $ 0                  $ 0                 $ 0

Ralph F. Cox               5,200                52,000              128,000

Phyllis Burke Davis        5,200                52,000              125,000

Richard J. Flynn           0                    52,000              160,500

Edward C. Johnson 3d**     0                    0                   0

E. Bradley Jones           5,200                49,400              128,000

Donald J. Kirk             5,200                52,000              129,500

Peter S. Lynch**           0                    0                   0

Gerald C. McDonough        5,200                52,000              128,000

Edward H. Malone           5,200                44,200              128,000

Marvin L. Mann             5,200                52,000              128,000

Thomas R. Williams         5,200                52,000              125,000

   William O. McCoy                 N/A                  N/A           0


* Information is as of December 31, 1995 for 219 funds in the complex.
** Interested trustees of each fund are compensated by    FMR.
+ Estimated
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988 and modified in November 1995, each non-interested Trustee may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calender year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a Fidelity fund Trustee for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On    October 11    , 199   6    ,    FMR     owned the majority of the
outstanding shares of each    Freedom F    und.
On    October 11    , 1996, the Trustees   , Members of the Advisory
Board,     and officers of the    Freedom F    und   s     owned, in the
aggregate, less than 1% of each    Freedom F    und's outstanding shares.
MANAGEMENT CONTRACTS
Each    Freedom F    und employs Strategic Advisers to furnish investment
advisory and other services. Under its management contract with each fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations.
   Strategic Advisers is authorized, in its discretion, to allocate each fund's assets among the underlying Fidelity funds in which the fund may
invest.     Strategic Advisers also provides    each     fund with all
necessary office facilities and personnel for servicing the fund's
investments,    and     compensates all personnel of    each fund     or
Strategic Advisers performing services relating to research, statistical, and investment activities.
Strategic Advisers    is responsible for the payment of     all expenses of
each    Freedom F    und with the following exceptions: fees and expenses
of all Trustees of the trust who are not "interested persons" of the trust, Strategic Advisers, or FMR (the non-interested Trustees); interest on
borrowings; taxes; brokerage commissions (if any);    shareholder charges
(if any) associated with investing in the underlying Fidelity funds;
    and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
Strategic Advisers is each    Freedom F    und's manager pursuant to
management contracts dated    July 18    , 1996, which were approved by
   FMR,     as the then sole shareholder    of each Freedom Fund     on
   October 11    , 1996. The management fee paid to Strategic Advisers is
reduced by an amount equal to the fees and expenses    paid by the Freedom
Fund to     the non-interested Trustees.
For the services of Strategic Advisers under each management contract, each
   Freedom     Fund pays Strategic Advisers a monthly management fee at the
annual rate of 0.10% of    the fund's     average net assets throughout the
month.
Strategic Advisers may, from time to time, voluntarily reimburse all or a
portion of each    Freedom F    und's operating expenses (exclusive of
interest, taxes, brokerage commissions,    shareholder charges,     and
extraordinary expenses). Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements
by Strategic Advisers will increase each    Freedom F    und's total
returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
   Strategic Advisers has entered into administration agreements with FMR, under the terms of which FMR provides the management and administrative services (other than the investment advisory services) necessary for the operation of each Freedom Fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
FMR pays all expenses of each Freedom Fund with certain exceptions as described above. Specific expenses payable by FMR include, without limitation, expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; each fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also compensates all officers of each fund and all Trustees who are "interested persons" of the trust, Strategic Advisers, or FMR. FMR also provides for transfer agent and dividend disbursing services through FIIOC, and portfolio and general accounting record maintenance through FSC.
For the services of FMR under each administration agreement, Strategic Advisers pays FMR a monthly administration fee equal to the monthly management fee received by Strategic Advisers from each Freedom Fund, minus an amount equal to an annual rate of 0.02% of that fund's average net assets throughout the month.
CONTRACTS WITH FMR AFFILIATES
FIIOC, an affiliate of Strategic Advisers and FMR, is the transfer, dividend disbursing, and shareholder servicing agent for shares of each
   Freedom F    und.
Under this arrangement   ,     FIIOC receives an annual account fee and an
asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FIIOC receives an annual account fee and
an asset   -    based fee based on account type or fund type. These annual
account fees are subject to increase based on postal rate change   s    .
The asset-based fees of Freedom 2000, Freedom 2010, Freedom 2020, and Freedom 2030 are subject to adjustment if the year-to-date total return of
the S   &P     500 exceeds positive or negative 15%.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Also, FIIOC pays out-of-pocket expenses associated with transfer agent services. FSC, an affiliate of Strategic Advisers and FMR, performs the calculations
necessary to determine the NAV and dividends for shares of each    Freedom
F    und, maintains each fund's accounting records, and administers each fund's securities lending program. For pricing and bookkeeping services, FSC receives a fee based on each fund's average net assets. FSC also receives fees for administering each fund's securities lending program.
FMR must bear the cost of transfer, dividend disbursing, shareholder
servicing   ,     and pricing and bookkeeping services pursuant to its
administration agreement   s     with Strategic Advisers.
Each    Freedom F    und has a distribution agreement with FDC, a
Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers or FMR.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved a Distribution and Service Plan on behalf of
each    Freedom F    und (the Plans) pursuant to Rule 12b-1 under the 1940
Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily
intended to result in the sale of shares of    the     fund except pursuant
to a plan approved on behalf of the fund under the Rule. The Plans, as
approved by the Trustees, allow the    Freedom F    unds, Strategic
Advisers, and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the    Freedom
F    unds to Strategic Advisers   , or the payment of administration fees
by Strategic Advisers to FMR out of the management fees,     is deemed to
be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan specifically recognizes that Strategic Advisers or FMR may use its resources, including management
fees    paid to Strategic Advisers by the funds, or administration fees
paid to FMR by Strategic Advisers out of the management fees    , to pay
   FDC for     expenses    incurred in connection with the distribution
of    Freedom F    und shares   ,     includ   ing     payments    made
    to third parties    that assist in selling Freedom Fund shares or to
third parties, including banks, that render     shareholder support
services.    The Trustees have authorized such payments for the Freedom
Funds.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and have determined that there is a reasonable likelihood that the Plan will benefit
each    Freedom F    und and its shareholders. In particular, the Trustees
noted that each Plan does not authorize payments by each fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that each Plan gives Strategic Advisers, FMR, and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plans were approved by    FMR,     as the then sole shareholder of each
   Freedom F    und on    October 11,     1996.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each    Freedom F    und may execute portfolio transactions with, and
purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments. DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. The    Freedom F    unds are funds of Fidelity
   Aberdeen Street     Trust, an open-end management investment company
organized as a Delaware business trust on January 29, 1992. Currently,
there are five funds of Fidelity    Aberdeen Street     Trust: Freedom
Income, Freedom 2000, Freedom 2010, Freedom 2020, and Freedom 2030. The Trust Instrument permits the Trustees to create additional funds.
In the event that Strategic Advisers ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest.        The shares have no preemptive or conversion rights; the
voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
   On matters submitted for consideration by shareholders of an underlying Fidelity fund, a Freedom Fund will vote its shares in proportion to the vote of all other holders of shares of that underlying Fidelity fund or, in certain limited instances, the Freedom Fund will vote its shares in the manner indicated by a vote of its shareholders.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the
outstanding shares of the trust or the        fund; however, the Trustees
may, without prior shareholder approval, (i) authorize a transfer of all assets of a Freedom Fund with a target retirement date into Freedom Income Fund, or any successor thereto, or (ii) change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York,    110 Washington     Street, New York,
New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of
   any     subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell
securities to the custodian.    The Chase Manhattan     Bank, headquartered
in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions. Strategic Advisers, FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand, L.L.P.     serves as the trust's independent
accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for each
   underlying Fidelity     fund. A fund may, however, consider the ratings
for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE CORPORATE BOND RATINGS:
AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate   d     BB has less near-term vulnerability to default than
other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories. DESCRIPTION OF MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
 Leading market positions in well established industries.
 High rates of return on funds employed.
 Conservative capitalization structures with moderate reliance on debt and ample asset protection.
 Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.
 Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS:
A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
   FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 8, 1996

FIDELITY FREEDOM INCOME FUND

ASSETS
 CASH $ 20,000

NET ASSETS $ 20,000

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE
($20,000/2,000 SHARES OUTSTANDING) $ 10.00


FIDELITY FREEDOM 2000 FUND

ASSETS
 CASH $ 20,000

NET ASSETS $ 20,000

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE
($20,000/2,000 SHARES OUTSTANDING) $ 10.00

FIDELITY FREEDOM 2010 FUND

ASSETS
 CASH $ 20,000

NET ASSETS $ 20,000

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE
($20,000/2,000 SHARES OUTSTANDING) $ 10.00


FIDELITY FREEDOM 2020 FUND

ASSETS
 CASH $ 20,000

NET ASSETS $ 20,000

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE
($20,000/2,000 SHARES OUTSTANDING) $ 10.00

FIDELITY FREEDOM 2030 FUND

ASSETS
 CASH $ 20,000

NET ASSETS $ 20,000

NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE
($20,000/2,000 SHARES OUTSTANDING) $ 10.00


NOTE 1. :
Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund (the funds) are diversified funds of Fidelity Aberdeen Street Trust (the trust) and are authorized to issue an unlimited number of shares. The trust, organized as a Delaware business trust on January 29, 1992, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The funds have had no operations to date other than matters relating to their organization and registration and the sale and issuance by each fund to Fidelity Management & Research Company (FMR) of 2,000 shares for an aggregate purchase price of $20,000.
NOTE 2. :
The funds have entered into management agreements with Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, pursuant to which Strategic Advisers will act as the funds' investment adviser and perform (or arrange for its affiliates to perform) management and administrative services for the funds, including monitoring the performance of the funds' service providers. As the funds' investment adviser, Strategic Advisers receives a monthly fee that is calculated on the basis of a fixed individual fund fee rate applied to the average net assets of each fund.

REPORT OF INDEPENDENT ACCOUNTANTS
   To the Trustees of Fidelity Aberdeen Street Trust and the Shareholders of Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030
Fund:
We have audited the accompanying statements of assets and liabilities of each of the funds of the Fidelity Aberdeen Street Trust (comprised of Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund), as of October 8, 1996. These financial statements are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of each of the funds of the Fidelity Aberdeen Street Trust above as of October 8, 1996, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 9, 1996
PART C.  OTHER INFORMATION
Item 24.
 (a)  Financial Statements
  (1) Report of Independent Accountants.
  (2) Statement of Assets and Liabilities dated October 8, 1996.
 (b) Exhibits:
  (1)(a) Trust Instrument of the Trust dated June 20, 1991, was electronically filed in and is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 13.
       (b) Supplemental Trust Instrument dated July 18, 1996, was electronically filed in and is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 16.
       (c) Certificate of Amendment of the Trust Instrument dated July 18, 1996, was electronically filed in and is incorporated herein by reference as Exhibit 1(c) to Post-Effective Amendment No. 16.
  (2) By-Laws of the Trust effective May 19, 1994, were electronically filed in and are incorporated herein by reference to Exhibit 2 of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (3) None.
  (4) None.
  (5)(a) Management Contract between the Registrant, on behalf of Fidelity Freedom 2030 Fund, and Strategic Advisers, Inc. is electronically filed herein as Exhibit 5(a).
      (b) Management Contract between the Registrant, on behalf of Fidelity Freedom 2020 Fund, and Strategic Advisers, Inc. is electronically filed herein as Exhibit 5(b).
      (c) Management Contract between the Registrant, on behalf of Fidelity Freedom 2010 Fund, and Strategic Advisers, Inc. is electronically filed herein as Exhibit 5(c).
      (d) Management Contract between the Registrant, on behalf of Fidelity Freedom 2000 Fund, and Strategic Advisers, Inc. is electronically filed herein as Exhibit 5(d).
      (e) Management Contract between the Registrant, on behalf of Fidelity Freedom Income Fund, and Strategic Advisers, Inc. is electronically filed herein as Exhibit 5(e).
      (f) Administration Agreement between Strategic Advisers, Inc. and Fidelity Management & Research Company for Fidelity Freedom 2030 Fund is electronically filed herein as Exhibit 5(f).
      (g) Administration Agreement between Strategic Advisers, Inc. and Fidelity Management & Research Company for Fidelity Freedom 2020 Fund is electronically filed herein as Exhibit 5(g).
      (h) Administration Agreement between Strategic Advisers, Inc. and Fidelity Management & Research Company for Fidelity Freedom 2010 Fund is electronically filed herein as Exhibit 5(h).
      (i) Administration Agreement between Strategic Advisers, Inc. and Fidelity Management & Research Company for Fidelity Freedom 2000 Fund is electronically filed herein as Exhibit 5(i).
      (j) Administration Agreement between Strategic Advisers, Inc. and Fidelity Management & Research Company for Fidelity Freedom Income Fund is electronically filed herein as Exhibit 5(j).
  (6)(a) General Distribution Agreement between the Registrant, on behalf of Fidelity Freedom 2030 Fund, and Fidelity Distributors Corporation is electronically filed herein as Exhibit 6(a).
      (b) General Distribution Agreement between the Registrant, on behalf of Fidelity Freedom 2020 Fund, and Fidelity Distributors Corporation is electronically filed herein as Exhibit 6(b).
      (c) General Distribution Agreement between the Registrant, on behalf of Fidelity Freedom 2010 Fund, and Fidelity Distributors Corporation is electronically filed herein as Exhibit 6(c).
      (d) General Distribution Agreement between the Registrant, on behalf of Fidelity Freedom 2000 Fund, and Fidelity Distributors Corporation is electronically filed herein as Exhibit 6(d).
      (e) General Distribution Agreement between the Registrant, on behalf of Fidelity Freedom Income Fund, and Fidelity Distributors Corporation is electronically filed herein as Exhibit 6(e).
  (7)(a) Retirement Plan for Non-Interested Persons, Trustees, Directors or General Partners, effective November 1, 1989, is incorporated herein by reference to Exhibit 7 of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
      (b) The Fee Deferral Plan for Non-Interested Persons, Directors, or Trustees of the Fidelity Funds, effective December 1, 1995, is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
      (8)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the registrant is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
          (b) Form of Appendix A, dated August 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the registrant, is electronically filed herein as Exhibit 8(b).
          (c) Appendix, dated September 14, 1995, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the registrant is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
          (d) Form of Addendum, dated August 31, 1996, to Custodian Agreement, dated December 1, 1994, between The Bank of New York and the registrant, is electronically filed herein as Exhibit 8(d).
  (9) Not applicable.
  (10) None.
  (11) Consent of Coopers & Lybrand, L.L.P., independent accountants is electronically filed herin as Exhibit 11.
  (12) None.
  (13) Representation by FMR, as initial shareholder, of agreement to purchase shares of beneficial interest of the trust for investment is electronically filed herein as Exhibit 13.
  (14)(a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (b) Fidelity Institutional Individual Retirement Account Custodian Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (g) The CORPORATEplan for Retirement Profit Sharing/401k Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
       (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
       (k) The Fidelity Prototype Defined Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (l) The Institutional Prototype Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
       (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
       (o) The Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
       (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to
Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (15)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2030 Fund is electronically filed herein as Exhibit 15(a).
       (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2020 Fund is electronically filed herein as Exhibit 15(b).
       (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2010 Fund is electronically filed herein as Exhibit 15(c).
       (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2000 Fund is electronically filed herein as Exhibit 15(d).
       (e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Income Fund is electronically filed herein as Exhibit 15(e).
  (16)(a) A schedule for computation of 30-day yields and total return is electronically filed herein as Exhibit 16(a).
       (b) A schedule for computation of moving averages is electronically filed herein as Exhibit 16(b).
  (17) Not applicable.
  (18) None.
Item 25. Persons Controlled by or under Common Control with Registrant
 The Board of Trustees of the Registrant is the same as the Boards of other Fidelity funds managed by Fidelity Management & Research Company. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds because the power residing in the respective Boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
As of October 10, 1996
Title of Class:  Shares of Beneficial Interest
   Name of Series   Number of Record Holders

  Fidelity Freedom 2030 Fund  2,000
  Fidelity Freedom 2020 Fund  2,000
  Fidelity Freedom 2010 Fund  2,000
  Fidelity Freedom 2000 Fund  2,000
  Fidelity Freedom Income Fund  2,000
Item 27. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Service Company ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for its losses, claims, damages, liabilities and expenses to the extent the Transfer Agent is entitled to and receives indemnification from the Registrant for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28.  Business and Other Connections of Investment Adviser
(1)  STRATEGIC ADVISERS, INC.
 Strategic Advisers, Inc. serves as investment adviser to the Fidelity Freedom Funds and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance. In addition to the other offices in FMR Corp. affiliates, the directors and officers of Strategic Advisers have held, during the past two fiscal years, the following positions of a substantial nature.
James C. Curvey Director and Chairman of the Board of Strategic Advisers, Inc. (1990); Director (1990) and Senior Vice President (1986) of FMR Corp. Roger T. Servison Director and President of Strategic Advisers, Inc.
(1996); Director of Fidelity Brokerage Services, Inc. (1994).
Rodney R. Rohda Director of Strategic Advisers, Inc. (1995); President - Premium Assets Group of Fidelity Investments (1995); Managing Director of Fidelity Capital (1993).
Stephanie Andrews Vice President - Charitable Advisory Services of Strategic Advisers, Inc. (1996); Vice President - Marketing of Fidelity Investments (1982).
Edward L. Martin Vice President of Strategic Advisers, Inc. (1996); Director -Sales /Client Relations of Strategic Advisers, Inc. (1995) and an employee of Strategic Advisers, Inc. (1992).
John D. Crumrine Treasurer of Strategic Advisers, Inc. (1995); Vice President and Treasurer of FMR Corp. (1993).
Gary Greenstein Assistant Treasurer of Strategic Advisers, Inc. (1993); Vice President, Taxation FMR Corp. (1993).
Linda C. Holland Compliance Officer of Strategic Advisers, Inc. (1996); Employee of Fidelity Investments (1979).
Jay Freedman Clerk of Strategic Advisers, Inc. (1995); Associate General Counsel FMR Corp. (1995); Senior Legal Counsel (1987).
Susan Shields Assistant Clerk of Strategic Advisers, Inc. (1996); Employee of Fidelity Investments (1991).
Steven Chmielewski Assistant Clerk of Strategic Advisers, Inc. (1996); Employee of Fidelity Investments (1991).



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Neal Litvak            President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Strategic Advisers, Inc., or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, The Bank of New York, 110 Washington Street, New York, N.Y.
Item 31.  Management Services
 Not applicable.
Item 32.  Undertakings
 The Registrant, on behalf of each of Freedom 2030 Fund, Freedom 2020 Fund, Freedom 2010 Fund, Freedom 2000 Fund, and Freedom Income Fund, undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon their request and without charge, a paper copy of the prospectus or annual or semi-annual report for the fund.
 The Registrant, on behalf of Fidelity Freedom 2030 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2000 Fund, and Fidelity Freedom Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
 The Registrant undertakes to file a Post-Effective Amendment, using financial statements for Fidelity Freedom 2030 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2000 Fund, and Fidelity Freedom Income Fund, which need not be certified, within six months of the fund's effectiveness, unless permitted by the SEC to extend this period.
 The Registrant undertakes for Fidelity Freedom 2030 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2000 Fund, and Fidelity Freedom Income Fund: (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 10th day of October, 1996.
      FIDELITY ABERDEEN STREET TRUST
      (formerly Fidelity Institutional Investors Trust)
      By     /s/Edward C. Johnson 3d
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


      /s/ Edward C. Johnson 3d   President and Trustee           October 10, 1996

    Edward C. Johnson 3d         (Principal Executive Officer)




      /s/ Kenneth A. Rathgeber    Treasurer   October 10, 1996

    Kenneth A. Rathgeber

      /s/J. Gary Burkhead    Trustee   October 10, 1996

    J. Gary Burkhead


     /s/Ralph F. Cox   Trustee   October 10, 1996

   Ralph F. Cox


       /s/Phyllis Burke Davis   Trustee   October 10, 1996

    Phyllis Burke Davis


     /s/ Richard J. Flynn   Trustee   October 10, 1996

    Richard J. Flynn


      /s/E. Bradley Jones   Trustee   October 10, 1996

    E. Bradley Jones


     /s/Donald J. Kirk   Trustee   October 10, 1996

    Donald J. Kirk


     /s/Peter S. Lynch   Trustee   October 10, 1996

    Peter S. Lynch


     /s/Edward H. Malone   Trustee   October 10, 1996

   Edward H. Malone


     /s/Marvin L. Mann    Trustee   October 10, 1996

   Marvin L. Mann

      /s/Gerald C. McDonough   Trustee   October 10, 1996

    Gerald C. McDonough

    /s/Thomas R. Williams   Trustee   October 10, 1996

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994, and filed herewith.
* Signatures affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as a Director, Trustee or General Partner (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, my true and lawful attorney-in-fact, with full power of substitution, and with full power to each of them, to sign for me and my name in the appropriate capacities any Registration Statements of the Funds on Form N-1A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams

POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity any Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d         December 15, 1994

Edward C. Johnson 3d